1933 Act Registration No. 333-7463
                                              1940 Act Registration No. 811-7687


    As filed with the Securities and Exchange Commission on January 28, 2000



                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|


                          Pre-Effective Amendment No.       | |
                         Post-Effective Amendment No. 7     |X|


                                     and/or

                 REGISTRATION STATEMENT UNDER THE INVESTMENT |X|
                              COMPANY ACT OF 1940


                                 Amendment No. 7


                       FIRST AMERICAN STRATEGY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                            OAKS, PENNSYLVANIA 19456
               (Address of Principal Executive Offices) (Zip Code)


                                 (610) 676-2649
              (Registrant's Telephone Number, including Area Code)


                                 JAMES R. FOGGO
              C/O SEI INVESTMENTS COMPANY, OAKS, PENNSYLVANIA 19456
                     (Name and Address of Agent for Service)


                                   COPIES TO:
James R. Foggo                               Christopher O. Petersen
SEI Investments Company                      First American
Oaks, Pennsylvania 19456                     601 2nd Avenue South, 20th Floor
                                             Minneapolis, Minnesota 55402


It is proposed that this filing shall become effective (check appropriate box):


| | immediately upon filing pursuant to paragraph (b) of rule 485 |X| on January 31, 2000 pursuant to paragraph (b) of rule 485
| | 60 days after filing pursuant to paragraph (a)(1) of Rule 485 | | on February 1, 2000 pursuant to paragraph (a)(1) of Rule 485 | | 75 days after filing pursuant to paragraph (a)(2) of Rule 485 | | on (date) pursuant to paragraph (a)(2) of Rule 485

JANUARY 31, 2000


ASSET CLASSES

 *   EQUITY FUNDS

(*)  FUNDS OF FUNDS

 *   BOND FUNDS

 *   TAX FREE BOND FUNDS

 *   MONEY MARKET FUNDS


PROSPECTUS

FIRST AMERICAN STRATEGY FUNDS, INC.


FIRST AMERICAN

STRATEGY
   FUNDS

AGGRESSIVE GROWTH FUND
GROWTH FUND
GROWTH AND INCOME FUND
INCOME FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS


FUND SUMMARIES

--------------------------------------------------------------------------------
  Objectives and Main Investment Strategies                2
--------------------------------------------------------------------------------
  Main Risks                                               3
--------------------------------------------------------------------------------
  Fund Performance                                         4
--------------------------------------------------------------------------------
  Fees and Expenses                                        6
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying Shares                                            8
--------------------------------------------------------------------------------
  Selling Shares                                          10
--------------------------------------------------------------------------------
  Managing Your Investment                                11
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                              13
--------------------------------------------------------------------------------
  More About The Funds                                    15
--------------------------------------------------------------------------------
  The Underlying Funds                                    16
--------------------------------------------------------------------------------
  Financial Highlights                                    26
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                      Back Cover
--------------------------------------------------------------------------------

Fund Summaries
INTRODUCTION


This section of the prospectus describes the objectives of the First American Strategy Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                                                               1
PROSPECTUS - First American Strategy Funds

Fund Summaries
OBJECTIVES AND MAIN INVESTMENT STRATEGIES

Each of the funds described in this prospectus is a "fund of funds." The funds are intended to provide differing balances between the objectives of current income and growth of capital. Each fund seeks to achieve its objectives by investing in a variety of other mutual funds which are also advised by the funds' investment advisor.


--------------------------------------------------------------------------------
OBJECTIVES

STRATEGY AGGRESSIVE GROWTH FUND seeks a high level of capital growth.

STRATEGY GROWTH FUND seeks capital growth with a moderate level of current income.

STRATEGY GROWTH AND INCOME FUND seeks both capital growth and current income.

STRATEGY INCOME FUND seeks a high level of current income consistent with limited risk to capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Each fund seeks to achieve its objectives by investing in a variety of other mutual funds that are also advised by the funds' investment advisor. Strategy Aggressive Growth Fund and Strategy Growth Fund seek their objectives by providing high allocations to various equity categories, including small company and international company equity securities, with relatively little emphasis on fixed income securities. Strategy Growth and Income Fund takes a more evenly balanced approach to equity securities and fixed income investments. Strategy Income Fund provides a high allocation to fixed income investments, but also has a limited equity component designed to help offset inflation and provide a source for potential increases in income over time.

The underlying funds in which the Strategy Funds invest include the 11 equity funds and two fixed income funds named in the table below and Prime Obligations Fund, a money market fund. The funds' advisor allocates and reallocates each fund's assets among the underlying funds within ranges designed to reflect the funds' differing balances between the investment objectives of current income and growth of capital. The following table illustrates these ranges, expressed as percentages of the funds' net assets.

                                      Aggressive                           Growth and
                                     Growth Fund         Growth Fund       Income Fund        Income Fund
----------------------------------------------------------------------------------------------------------
                                     MIN       MAX        MIN    MAX       MIN     MAX       MIN       MAX
----------------------------------------------------------------------------------------------------------
EQUITY FUNDS AS A WHOLE              60%       100%       50%    90%        35%    75%       15%       45%
Equity Index Fund                     0%        80%        0%    75%         0%    60%        0%       35%
Large Cap Growth Fund                 5%        50%        5%    45%         5%    40%        0%       25%
Large Cap Value Fund                  5%        50%        5%    45%         5%    40%        0%       25%
Mid Cap Growth Fund                   0%        40%        0%    30%         0%    20%        0%       10%
Mid Cap Value Fund                    0%        40%        0%    30%         0%    20%        0%       10%
Small Cap Growth Fund                 0%        40%        0%    30%         0%    20%        0%       10%
Small Cap Value Fund                  0%        40%        0%    30%         0%    20%        0%       10%
Equity Income Fund                    0%        15%        0%    25%         0%    35%        0%       45%
Real Estate Securities Fund           0%        15%        0%    15%         0%    15%        0%       15%
Emerging Markets Fund                 0%        15%        0%    15%         0%    10%        0%        5%
International Fund                    0%        35%        0%    30%         0%    25%        0%       15%

FIXED INCOME FUNDS AS A WHOLE         0%        40%       10%    50%        25%    65%       55%       85%
Fixed Income Fund                     0%        40%        0%    50%        10%    65%       25%       85%
Strategic Income Fund                 0%        15%        0%    20%         0%    20%        0%       25%

PRIME OBLIGATIONS FUND                0%        35%        0%    35%         0%    35%        0%       35%
----------------------------------------------------------------------------------------------------------

In addition to investing in Prime Obligations Fund, each fund also may invest in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Normally, each fund's aggregate investment in these items and in Prime Obligations Fund will not exceed the maximum percentage in the above table for Prime Obligations Fund. However, in an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Investing a significant percentage of a fund's assets in these securities may prevent the fund from achieving its objectives.


                                                                               2
PROSPECTUS - First American Strategy Funds

Fund Summaries
MAIN RISKS

The value of your investment in a fund will change daily, which means you could lose money. The main risks of investing in the funds include:

ACTIVE MANAGEMENT

Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make asset allocation and other investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


ADDITIONAL EXPENSES

Investing in the underlying funds through an investment in one of the funds involves additional expenses that would not be present in a direct investment in the underlying funds.

RISKS ASSOCIATED WITH THE UNDERLYING FUNDS

The funds are subject to the risks of the underlying funds in which they invest. These risks, some of which are discussed in more detail under "The Underlying Funds," include:

* The underlying funds (other than Equity Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.

* Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, the net asset values of funds which invest higher proportions of their assets in equity funds may be more volatile than funds which are limited to lower proportions.

* Small Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund and International Fund are subject to the risks of investing in small capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.

* Mid Cap Growth Fund and Mid Cap Value Fund invest in stocks of mid capitalization companies. Although these stocks may be slightly less volatile than those of small capitalization companies, they still involve substantial risk.

* Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry, and to the risks associated with direct investments in real estate investment trusts.

* International Fund, Emerging Markets Fund and Strategic Income Fund are subject to risks associated with investing in foreign securities, including currency risk. These risks are particularly significant in emerging markets, where Strategic Income Fund may invest and where Emerging Markets Fund primarily invests. International Fund and Emerging Markets Fund are also subject to the risks of entering into foreign currency hedging transactions.


* Most of the other equity funds invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.


* Equity Index Fund is subject to risks associated with its use of options, futures, contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

* The fixed income funds are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund's income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate).

* The fixed income funds may invest in mortgage- and/or asset-backed securities. These are subject to the risk that falling interest rates will cause faster than expected prepayments of the obligations underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending the life of mortgage- and asset-backed securities with lower interest rates.

* Each fixed income fund may invest up to 25% of its total assets in dollar roll transactions, which could increase the volatility of the fund's share price and possibly diminish the fund's investment performance.

* Most of the underlying funds lend their portfolio securities to broker-dealers, banks and other institutions. These funds are subject to the risk that the other party to the securities lending agreement will default on its obligations.

* Strategic Income Fund may invest a significant portion of its assets in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." In addition, Equity Income Fund may invest in non-investment grade convertible debt obligations. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

POSSIBLE CONFLICTS OF INTEREST

The funds and the underlying funds have the same officers, directors and investment advisor. If situations arise in which the interests of the funds are different from those of the underlying funds, these officers and directors and the advisor could be subject to conflicts of interest. For example, the advisor might determine that a fund should reduce its allocation of assets to a particular underlying fund, thus requiring the fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request. The advisor will monitor the operations of the funds and the underlying funds for potential conflicts of interest, and recommend to the funds' board of directors the steps which it believes are necessary to avoid or minimize adverse consequences to the funds and the underlying funds.


                                                                               3
PROSPECTUS - First American Strategy Funds

Fund Summaries
FUND PERFORMANCE


The charts and tables that follow provide you with information on each fund's volatility and performance. Of course, past performance does not guarantee future results.


Each fund's bar chart shows you how performance of the fund's shares has varied from year to year.

The tables compare each fund's performance over different time periods to that of the fund's benchmark indices, which are broad measures of market performance. Each fund's performance reflects fund expenses; the benchmarks are unmanaged and have no expenses.

Both the charts and the tables assume that all distributions have been reinvested.

STRATEGY AGGRESSIVE GROWTH FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

18.01%         7.36%          26.49%
------------------------------------
1997           1998            1999


Best Quarter:    Quarter ending     December 31, 1999        20.43%
Worst Quarter:   Quarter ending     September 30, 1998      (14.93)%

AVERAGE ANNUAL TOTAL RETURNS                Inception                      Since
AS OF 12/31/99                                   Date    One Year   Inception(1)
--------------------------------------------------------------------------------
Strategy Aggressive Growth Fund               10/1/96      26.49%         16.94%
--------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                   21.04%         28.06%
--------------------------------------------------------------------------------
Lehman Government/Corporate Bond Index(3)                  (2.15)%         5.48%
--------------------------------------------------------------------------------

(1) The since inception performance of each index is calculated from 10/31/96.

(2) An unmanaged index of large capitalization stocks.

(3) An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities.



STRATEGY GROWTH FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

16.36%         7.52%          19.13%
------------------------------------
1997           1998           1999


Best Quarter:    Quarter ending     December 31, 1999        14.91%
Worst Quarter:   Quarter ending     September 30, 1998      (11.92)%


AVERAGE ANNUAL TOTAL RETURNS                Inception                      Since
AS OF 12/31/99                                   Date    One Year   Inception(1)
--------------------------------------------------------------------------------
Strategy Growth Fund                          10/1/96      19.13%         14.42%
--------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                   21.04%         28.06%
--------------------------------------------------------------------------------
Lehman Government/Corporate Bond Index(3)                  (2.15)%         5.48%
--------------------------------------------------------------------------------


(1) The since inception performance of each index is calculated from 10/31/96.

(2) An unmanaged index of large capitalization stocks.

(3) An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities.



                                                                               4
PROSPECTUS - First American Strategy Funds

Fund Summaries

FUND PERFORMANCE CONTINUED

STRATEGY GROWTH AND INCOME FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

13.96%         8.20%          13.15%
------------------------------------
1997           1998           1999


Best Quarter:    Quarter ending     December 31, 1999       10.33%
Worst Quarter:   Quarter ending     September 30, 1998      (8.30)%


AVERAGE ANNUAL TOTAL RETURNS             Inception                         Since
AS OF 12/31/99                                Date      One Year    Inception(1)
--------------------------------------------------------------------------------
Strategy Growth and Income Fund            10/1/96        13.15%          12.51%
--------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                  21.04%          28.06%
--------------------------------------------------------------------------------
Lehman Government/Corporate Bond Index(3)                 (2.15)%          5.48%
--------------------------------------------------------------------------------


(1) The since inception performance of each index is calculated from 10/31/96.

(2) An unmanaged index of large capitalization stocks.

(3) An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities.



STRATEGY INCOME FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

12.72%         8.46%          (0.39%)
-------------------------------------
1997           1998            1999


Best Quarter:    Quarter ending    June 30, 1997           4.87%
Worst Quarter:   Quarter ending    September 30, 1999     (2.43)%


AVERAGE ANNUAL TOTAL RETURNS                Inception                     Since
AS OF 12/31/99                                   Date    One Year   Inception(1)
--------------------------------------------------------------------------------
Strategy Income Fund                          10/1/96     (0.39)%          7.21%
--------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                  21.04%          28.06%
--------------------------------------------------------------------------------
Lehman Government/Corporate Bond Index(3)                 (2.15)%          5.48%
--------------------------------------------------------------------------------


(1) The since inception performance of each index is calculated from 10/31/96.

(2) An unmanaged index of large capitalization stocks.

(3) An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities.



                                                                               5
PROSPECTUS - First American Strategy Funds

Fund Summaries
FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds. The funds do not impose any sales charges (loads) when you buy, sell or exchange shares. Each fund imposes a redemption fee of 1% if you redeem your shares within 12 months of purchase. See "Selling Shares -- How to Sell Shares -- Redemption Fee." In addition, when you hold shares of one of the funds, you indirectly pay a portion of that fund's operating expenses. The figures below are based on fund expenses during the fiscal year ended September 30, 1999.(1) As illustrated in other tables under this caption, fund shareholders also indirectly bear a portion of the underlying funds' expenses.

                                                             Aggressive                    Growth and
                                                            Growth Fund    Growth Fund    Income Fund    Income Fund
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                                       None           None           None           None

 MAXIMUM DEFERRED SALES CHARGE (LOAD)                              None           None           None           None

 REDEMPTION FEE(2) AS A % OF AMOUNT REDEEMED                      1.00%          1.00%          1.00%          1.00%


 ANNUAL MAINTENANCE FEE(3)
 ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500               $  25          $  25          $  25          $  25

ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------------------------------------------
 Management Fees                                                  0.25%          0.25%          0.25%          0.25%
 Distribution and Service (12b-1) Fees                             None           None           None           None
 Other Expenses
  Shareholder Servicing Fee                                       0.25%          0.25%          0.25%          0.25%
  Miscellaneous                                                   0.36%          0.35%          0.29%          0.33%
 TOTAL                                                            0.86%          0.85%          0.79%          0.83%
--------------------------------------------------------------------------------------------------------------------

(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers and expense reimbursements by the advisor. See "Additional Information -- Financial Highlights." THE ADVISOR INTENDS TO WAIVE FEES AND REIMBURSE EXPENSES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES FOR EACH FUND DO NOT EXCEED 0.30%. WAIVERS AND
REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME.


(2) Payable if you redeem your shares within 12 months of purchase.


(3) The fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low
Balances."


RANGES OF COMBINED DIRECT AND INDIRECT EXPENSE RATIOS

As noted above, in addition to the funds' direct expenses, fund shareholders also indirectly bear their proportionate share of the underlying funds' expenses. The following table lists the ranges of combined direct and indirect expense ratios borne by fund shareholders, taking into account underlying fund expenses indirectly borne by fund shareholders. Ranges are presented because the underlying funds' expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the funds will depend on the allocation of fund assets among the underlying funds. Information concerning the underlying funds' expense ratios is listed under "Underlying Fund Expense Ratios" below.


RANGES OF COMBINED DIRECT
AND INDIRECT EXPENSE RATIOS           Aggressive                        Growth and
AS A % OF AVERAGE NET ASSETS(1)      Growth Fund      Growth Fund      Income Fund       Income Fund
----------------------------------------------------------------------------------------------------
                                  1.64% to 2.12%   1.61% to 2.08%   1.54% to 1.94%    1.60% to 1.88%
----------------------------------------------------------------------------------------------------

(1) The underlying funds' advisor intends to waive fees during the current fiscal year so that expense ratios do not exceed certain levels, as set forth in footnote 1 to the Underlying Fund Expense Ratios table below. In addition, the funds' advisor intends to waive fees and reimburse expenses during the current fiscal year so that total operating expenses for each fund do not exceed 0.30%. Taking these waivers and reimbursements into account, the ranges of combined direct and indirect expense ratios would be 0.71% to 1.43% for Aggressive Growth Fund, 0.74% to 1.41% for Growth Fund, 0.74% to 1.34% for Growth and Income Fund, and 0.85% to 1.24% for Income Fund. Waivers and reimbursements may be discontinued at any time.



                                                                               6
PROSPECTUS - First American Strategy Funds

Fund Summaries
FEES AND EXPENSES CONTINUED

--------------------------------------------------------------------------------
  EXAMPLE This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It is based upon the midpoint of the expense ranges set forth above, and assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your cost would be:


                  Aggressive                          Growth and
                 Growth Fund       Growth Fund       Income Fund     Income Fund
--------------------------------------------------------------------------------
   1 year             $  291            $  287            $  277          $  277
   3 years            $  590            $  579            $  549          $  548
   5 years            $1,015            $  997            $  946          $  944
  10 years            $2,199            $2,161            $2,056          $2,053


You would pay the following expenses if you did not redeem your shares:


                  Aggressive                          Growth and
                 Growth Fund       Growth Fund       Income Fund     Income Fund
--------------------------------------------------------------------------------
   1 year             $  191            $  187            $  177          $  177
   3 years            $  590            $  579            $  549          $  548
   5 years            $1,015            $  997            $  946          $  944
  10 years            $2,199            $2,161            $2,056          $2,053



UNDERLYING FUND EXPENSE RATIOS

The table below lists the expense ratios of the underlying funds. Information in the table is for Class Y shares of the underlying funds, which is the only class in which the funds will invest. The ratios presented are based on expenses during the fiscal year ended September 30, 1999.(1)

  Underlying Fund                                                  Expense Ratio
--------------------------------------------------------------------------------
  Equity Index Fund                                                        0.89%
  Large Cap Growth Fund                                                    0.89%
  Large Cap Value Fund                                                     0.90%
  Mid Cap Growth Fund                                                      0.96%
  Mid Cap Value Fund                                                       0.93%
  Small Cap Growth Fund                                                    0.91%
  Small Cap Value Fund                                                     0.89%
  Equity Income Fund                                                       0.88%
  Real Estate Securities Fund                                              0.93%
  International Fund                                                       1.51%
  Emerging Markets Fund                                                    1.73%
  Fixed Income Fund                                                        0.89%
  Strategic Income Fund                                                    0.93%
  Prime Obligations Fund                                                   0.51%
--------------------------------------------------------------------------------


(1) Actual expense ratios for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The advisor intends to waive fees during the current fiscal year so that expense ratios do not exceed the following amounts: Equity Index Fund, 0.35%; Large Cap Growth Fund, 0.80%; Large Cap Value Fund, 0.80%; Mid Cap Growth Fund, 0.90%; Mid Cap Value Fund, 0.90%; Small Cap Growth Fund, 0.90%; Small Cap Value Fund, 0.90%; Equity Income Fund, 0.75%; Real Estate Securities Fund, 0.80%; International Fund, 1.35%; Emerging Markets Fund, 1.45%; Fixed Income Fund, 0.70%; Strategic Income Fund, 0.90%; and Prime Obligations Fund, 0.45%. Fee waivers may be discontinued at any time.


                                                                               7
PROSPECTUS - First American Strategy Funds

Policies & Services
BUYING SHARES

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.


--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price for fund shares will be their net asset value (NAV) -- there is no sales charge. The NAV of each fund's shares is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the value of its investments and other assets, less any liabilities, divided by the number of fund shares. The assets of each fund normally will consist primarily of shares of the underlying funds, which are valued at their net asset values.

For the underlying funds, investments and other assets will be valued at their market values. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors. Emerging Markets Fund, International Fund and Strategic Income Fund will hold portfolio securities that trade on weekends or other days the funds do not price their shares. Therefore, the net asset value of these underlying funds' shares may change on days when you will not be able to purchase or redeem your fund shares.


--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is accepted by the fund. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE

You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.


If you are paying by wire, you may purchase shares by calling 1-800-637-2548 before 3 p.m. Central time. All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL

To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:


* all purchases must be made in U.S. dollars.

* third-party checks, credit cards, credit card checks, and cash are not accepted.

* if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.



                                                                               8
PROSPECTUS - First American Strategy Funds

Policies & Services
BUYING SHARES CONTINUED

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY


To purchase shares as part of a savings discipline, you may add to your investment on a regular basis by having $100 ($25 for a retirement plan or an UGMA/UTMA account) or more automatically withdrawn from your bank account on a periodic basis and invested in fund shares. You may also make automatic monthly exchanges of your Class A shares of Prime Obligations Fund, a money market fund in the First American family of funds.

You may apply for participation in this program through your investment professional or financial institution or by calling 1-800-637-2548.



--------------------------------------------------------------------------------
COMPENSATION TO BROKERS AND FINANCIAL INSTITUTIONS


Although there is no sales charge when you purchase fund shares, your investment professional or financial institution may receive compensation in connection with your purchase. Each fund pays the funds' distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the broker's or financial institution's customers. The advisor may pay its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., an amount equal to up to 3% of the net asset value of fund shares sold through them.



                                                                               9
PROSPECTUS - First American Strategy Funds

Policies & Services
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable redemption fee. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within one day, but in no event more than seven days, after your request is received in proper form.

BY PHONE

If you purchased shares through a investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your broker or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through a investment professional or financial institution, you may sell your shares by calling 1-800-637-2548. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the transfer agent) or sent to you by check. The funds reserve the right to limit telephone exchanges to $50,000 per day.


If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 10 calendar days from the date of purchase.

BY MAIL

To sell shares by mail, send a written request to your investment professional or financial institution, or to the funds' transfer agent at the following address:


First American Funds
c/o DST Systems, Inc.
P.O. Box 219382
Kansas City, Missouri 64121-9382

Your request should include the following information:


* Name of the fund

* Account number

* Dollar amount or number of shares redeemed

* Name on the account

* Signatures of all registered account owners


Signatures on a written request must be guaranteed if:

* you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

* you would like the check mailed to an address other than the address on the funds' records.

* your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless otherwise specified in the request.

REDEMPTION FEE

Each fund imposes a redemption fee of 1% if you redeem your shares within 12 months of purchase. This fee, which is intended to discourage short-term trading, is paid to the fund. The redemption fee will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. When you sell shares, they will be sold in the order that minimizes your redemption fee.

The redemption fee will be waived for 401(k) plans and other institutional accounts of the funds' advisor.


--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your broker or financial institution.

--------------------------------------------------------------------------------

  ACCOUNTS WITH LOW BALANCES


  Except for retirement plans and UGMA/UTMA accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  * Deduct a $25 annual account maintenance fee, which is intended to allocate the costs of maintaining accounts more equitably among shareholders, or

  * Close your account and send you the proceeds, less any applicable contingent deferred sales charge.

  Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.



                                                                              10
PROSPECTUS - First American Strategy Funds

Policies & Services
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one Strategy Fund to another. Exchanges are made based on the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you exchange shares held for less than 12 months you do not have to pay a redemption fee. Instead, the time you held shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining when the 12 month redemption fee period expires.

Shares of the Strategy Funds may not be exchanged for shares of the underlying funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE

You may exchange shares by calling your investment professional, your financial institution, or the funds' transfer agent, provided that both funds have identical shareholder registrations. To request an exchange through the funds' transfer agent, call 1-800-637-2548. Your instructions must be received by the funds' transfer agent before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.


BY MAIL

To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

--------------------------------------------------------------------------------

  TELEPHONE TRANSACTIONS


  You may buy, sell or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-800-637-2548 to request the appropriate form.


  The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

  It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.


--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS

Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-800-637-2548.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.


                                                                              11
PROSPECTUS - First American Strategy Funds

Policies & Services
MANAGING YOUR INVESTMENT CONTINUED

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS

Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income.

TAXES ON TRANSACTIONS

The sale or exchange of fund shares will be a taxable event for you and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.


                                                                              12
PROSPECTUS - First American Strategy Funds

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the investment advisor to the Strategy Funds and the underlying funds. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund is required under its investment advisory agreement to pay the investment advisor a monthly fee for providing investment advisory services equal to, on an annual basis, 0.25% of the fund's average daily net assets. During the fiscal year ended September 30, 1999, however, First American Asset Management waived the payment of all investment advisory fees. First American Asset Management also is the investment advisor for each of the underlying funds.

INVESTMENT ADVISOR

First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402


UNDERLYING FUND SUB-ADVISORS

Federated Global Investment Management Corp.
175 Water Street
New York, New York 10038-4964

The above mentioned subsidiary of Federated Investors is sub-advisor to Strategic Income Fund. The sub-advisor has been retained by the fund's investment advisor and is paid a portion of the advisory fee.


Federated Global Investment Management Corp. manages the fund's investments in investment grade and high-yield foreign government and foreign corporate debt obligations. First American Asset Management manages the fund's investments in U.S. government obligations, investment grade and high yield domestic debt obligations and U.S. dollar denominated foreign corporate debt obligations and determines how the fund's assets will be allocated among the three sectors in which the fund invests.


The sub-advisor and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts.

Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801

Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to Emerging Markets Fund and International Fund, and is responsible for the investment and reinvestment of those funds' assets and the placement of brokerage transactions for those funds. Marvin & Palmer has been retained by the funds' investment advisor and is paid a portion of the advisory fee.


A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic and emerging markets equity portfolios, principally for institutional accounts. As of December 31, 1999, the sub-advisor managed a total of approximately $14 billion in investments.


DISTRIBUTOR

Sei Investments Distribution Co.
Oaks, Pennsylvania 19456


DIRECT FUND CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330


ADDITIONAL COMPENSATION

U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank receives compensation for acting as the investment advisor to the Strategy Funds and the underlying funds. U.S. Bank and its affiliates also receive compensation in connection with the following:


CUSTODY SERVICES. U.S. Bank provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds. U.S. Bank also acts as custodian for the underlying funds and is compensated for its services at the same rate (except that it receives fees from Emerging Markets Fund and International Fund equal to 0.10% of each fund's average daily net assets).


ADMINISTRATION SERVICES. U.S. Bank provides or compensates others to provide administrative services to all open-end funds in the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, and shareholder services. U.S. Bank receives total fees equal, on an annual basis, to 0.12% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. These fees are allocated among the funds in the First American family of funds on the basis of their relative net asset values. Additionally, the funds pay U.S. Bank fees based upon the number of funds and accounts maintained.



                                                                              13
PROSPECTUS - First American Strategy Funds

Additional Information
MANAGEMENT CONTINUED

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the funds' income from these securities lending transactions.


BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., these entities may receive shareholder servicing fees from the funds' distributor.


PORTFOLIO MANAGEMENT

Each fund's investments are managed by a team of persons associated with First American Asset Management.


                                                                              14
PROSPECTUS - First American Strategy Funds

Additional Information
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.


--------------------------------------------------------------------------------
PORTFOLIO TURNOVER


The funds' investment advisor expects to make asset re-allocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the funds are expected to have low portfolio turnover rates, the underlying funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders, including the funds, when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the underlying fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.



                                                                              15
PROSPECTUS - First American Strategy Funds

Additional Information
THE UNDERLYING FUNDS

The objectives, main investment strategies and main risks of the underlying funds are summarized below. There is no assurance that any of the underlying funds' investment objectives will be achieved. The investment objectives of the underlying funds, except for Prime Obligations Fund, may be changed without shareholder approval.

Additional information about the underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-637-2548.


--------------------------------------------------------------------------------
EQUITY INDEX FUND

OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Index Fund invests at least 90% of its total assets in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.


The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 and to reduce transaction costs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Equity Index Fund include:


* Risks of Common Stocks

  Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.


* Failure to Match Performance of S&P 500
  The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any) and other expenses.

* Risks of Options and Futures
  The fund will suffer a loss in connection with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

* Risks of Securities Lending
  The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Growth Fund invests primarily (at least 75% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


* Above average growth in revenue and earnings

* Strong competitive position

* Strong management

* Sound financial condition


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


                                                                              16
PROSPECTUS - First American Strategy Funds

Additional Information
THE UNDERLYING FUNDS CONTINUED

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Large Cap Growth Fund include:


* Risks of Common Stocks
  Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or large capitalization stocks may underperform the market as a whole.

* Foreign Security Risk
  Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

* Risks of Securities Lending
  The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Value Fund invests primarily (at least 75% of its total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:


* are undervalued relative to other securities in the same industry or market.

* exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Large Cap Value Fund include:


* Risks of Common Stocks
  Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

* Foreign Security Risk
  Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

* Risks of Securities Lending
  The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
MID CAP GROWTH FUND

OBJECTIVE

Mid Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $223 million to $37 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


* Above average growth in revenue and earnings

* Strong competitive position

* Strong management

* Sound financial condition


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


                                                                              17
PROSPECTUS - First American Strategy Funds

Additional Information
THE UNDERLYING FUNDS CONTINUED

MAIN RISKS

The main risks of investing in Mid Cap Growth Fund include:


* Risks of Common Stocks

  Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

* Risks of Mid-Cap Stocks
  While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.


* Foreign Security Risk
  Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

* Risks of Securities Lending
  The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
MID CAP VALUE FUND

OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of mid capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $223 million to $37 billion.


In selecting stocks, the fund's advisor invests in securities it believes:


* are undervalued relative to other securities in the same industry or market.

* exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Mid Cap Value Fund include:


* Risks of Common Stocks

  Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

* Risks of Mid-Cap Stocks
  While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.


* Risks of Securities Lending
  The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

OBJECTIVE

Small Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $11 million to $13 billion.


The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:


* Above average growth in revenue and earnings

* Strong competitive position

* Strong management

* Sound financial condition


Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


                                                                              18
PROSPECTUS - First American Strategy Funds

Additional Information
THE UNDERLYING FUNDS CONTINUED

MAIN RISKS

The main risks of investing in Small Cap Growth Fund include:


* Risks of Common Stocks

  Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

* Risks of Small-Cap Stocks
  Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


* Foreign Security Risk
  Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

* Risks of Securities Lending
  The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $11 million to $13 billion.


In selecting stocks, the fund's advisor invests in securities it believes:


* are undervalued relative to other securities in the same industry or market.

* exhibit good or improving fundamentals.


* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Small Cap Value Fund include:


* Risks of Common Stocks

  Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

* Risks of Small-Cap Stocks
  Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.


* Risks of Securities Lending
  The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
EQUITY INCOME FUND

OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 65% of its total assets) in equity securities of companies which the fund's investment advisor believes are characterized by:


* the ability to pay above average dividends.

* the ability to finance expected growth.


* strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.


                                                                              19
PROSPECTUS - First American Strategy Funds

Additional Information
THE UNDERLYING FUNDS CONTINUED

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Equity Income Fund include:


* Risks of Common Stocks
  Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

* Interest Rate Risk
  Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

* Credit Risk
  An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

* Risks of Non-Investment Grade Securities
  The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

* Foreign Security Risk
  Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.


--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND

OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 65% of its total assets) in income producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercia l real estate. REITs generally can be divided into the following three types:


* equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

* mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.


* hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Real Estate Securities Fund include:


* Risks of Common Stocks

  Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.


* Risks of the Real Estate Industry
  Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

* Risk of REITs
  There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

* Risks of Non-Diversification
  The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.


                                                                              20
PROSPECTUS - First American Strategy Funds

Additional Information
THE UNDERLYING FUNDS CONTINUED

* Risks of Securities Lending
  The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
EMERGING MARKETS FUND

OBJECTIVE

Emerging Markets Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Emerging Markets Fund invests primarily (at least 65% of its total assets) in equity securities from the world's emerging markets. Normally, the fund will invest in securities traded in at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:


* those that have an emerging stock market (as defined by the International Financial Corporation).

* those with low- to middle-income economies (according to the World Bank).


* those listed in World Bank publications as "developing."

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Emerging Markets Fund include:


* Risks of Equity Securities
  Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry or sector of the world market.

* Risks of International Investing
  International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

* Risks of Emerging Markets
  The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

* Risks of Smaller Capitalization Companies
  Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

* Risks of Foreign Currency Hedging Transactions
  If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

* Risks of Securities Lending
  The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
INTERNATIONAL FUND

OBJECTIVE

International Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 65% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

* that are domiciled in countries other than the United States, or

* that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.


                                                                              21
PROSPECTUS - First American Strategy Funds

Additional Information
THE UNDERLYING FUNDS CONTINUED

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the fund also has the ability to invest in emerging markets and smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS


The main risks of investing in International Fund include:


* Risks of Equity Securities
  Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry or sector of the world market.

* Risks of International Investing
  International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

* Risks of Emerging Markets
  The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

* Risks of Smaller Capitalization Companies
  Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

* Risks of Foreign Currency Hedging Transactions
  If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

* Risks of Securities Lending
  The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
FIXED INCOME FUND

OBJECTIVE

Fixed Income Fund's objective is to provide investors with high current income consistent with limited risk to capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Fixed Income Fund invests in investment grade debt securities, such as:


* U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

* mortgage- and asset-backed securities.


* corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

At least 65% of the fund's total assets will be invested in fixed rate obligations.The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


                                                                              22
PROSPECTUS - First American Strategy Funds

Additional Information

THE UNDERLYING FUNDS CONTINUED

MAIN RISKS


The main risks of investing in Fixed Income Fund include:

* Interest Rate Risk
  Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration which measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other facts are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.


* Income Risk
  The fund's income could decline due to falling market interest rates.

* Credit Risk
  An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

* Call Risk
  During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

* Risks of Mortgage- and Asset-Backed Securities
  Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. For additional explanation, see "Prepayment Risk" and "Extension Risk" in "More About The Funds -- Investment Strategies."

* Foreign Security Risk
  Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

* Risks of Dollar Roll Transactions
  The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


--------------------------------------------------------------------------------
STRATEGIC INCOME FUND

OBJECTIVE

Strategic Income Fund's objective is to provide investors with a high level of current income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Strategic Income Fund invests primarily (at least 65% of its total assets) in a combination of:


* securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and investment grade debt obligations issued by domestic issuers.

* high-yield (non-investment grade) debt obligations issued by domestic issuers.


* investment grade and high-yield debt obligations issued by foreign governments and other foreign issuers.

Based upon historical returns, the fund's advisor expects these three categories of investments to have different returns and risks under similar market conditions. The advisor relies on the differences in the expected performance of each category to manage risks by allocating the fund's portfolio among the three categories above. The advisor also seeks to enhance the fund's performance by allocating more of its portfolio to the category that the advisor expects to offer the best balance between risk and return. Normally, the fund's assets will be invested in each of these three categories, with no more than 50% invested in any one category. However, the fund may from time to time invest up to 100% of its total assets in any one category if the advisor believes it will help the fund achieve its objective without undue risk to principal.

The fund's foreign investments may include investments in emerging markets.

The fund's investments may include securities which do not pay interest currently, such as zero coupon securities and delayed interest securities. The fund also may invest in payment-in-kind bonds, where interest is paid in other securities rather than cash.

In addition to debt obligations, the fund may invest in preferred stock, convertible securities and equity securities, including common stock and warrants. These investments may be denominated in U.S. dollars or foreign currencies.


                                                                              23
PROSPECTUS - First American Strategy Funds

Additional Information
THE UNDERLYING FUNDS CONTINUED


There is no minimum rating requirement for securities in which the fund may invest (which means that the fund may invest in lower-rated securities or unrated securities of comparable quality, commonly referred to as "junk bonds"). In addition, there is no limitation on the average maturity or average effective duration of securities held by the fund.


To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

MAIN RISKS


The main risks of investing in Strategic Income Fund include:


* Interest Rate Risk
  Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

* Risks of High-Yield Securities
  A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.


* Risks of Foreign Securities
  Investing in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.


* Risks of Emerging Markets
  The fund may invest in emerging markets, where the risks of foreign investing are higher. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

* Income Risk
  The fund's income could decline due to falling market interest rates.

* Credit Risk
  An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

* Call Risk During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


* Risks of Mortgage- and Asset-Backed Securities
  Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.


* Risks of Common Stocks
  The fund's investments may include common stock and warrants to purchase, or securities convertible into, common stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

* Risks of Dollar Roll Transactions
  The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.


                                                                              24
PROSPECTUS - First American Strategy Funds

Additional Information
THE UNDERLYING FUNDS CONTINUED

--------------------------------------------------------------------------------
PRIME OBLIGATIONS FUND

OBJECTIVE

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES

Prime Obligations Fund invests in high-quality short-term debt obligations, including:


* securities issued by the U.S. government or one of its agencies or instrumentalities.

* U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits and bankers' acceptances).

* commercial paper.

* non-convertible corporate debt securities.

* loan participation interests.


* repurchase agreements for the securities in which the fund may invest.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

The fund may invest up to 25% of its total assets in dollar-denominated obligations of U.S. branches of foreign banks which are subject to the same regulation as U.S. banks. The fund also may invest up to 25% of its total assets, collectively, in dollar-denominated obligations of foreign branches of domestic banks, foreign banks and foreign corporations.

MAIN RISKS


The main risks of investing in Prime Obligations Fund include:

* Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of an investment in the fund to decline.

* The level of income a shareholder receives from the fund will be affected by movements in short-term interest rates.


* Foreign securities in which the fund invests, although dollar denominated, may present some additional risk. Political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches.


                                                                              25
PROSPECTUS - First American Strategy Funds

ADDITIONAL INFORMATION

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal year ended September 30, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.

AGGRESSIVE GROWTH FUND


                                                                 Fiscal year ended September 30,
                                                                  1999        1998       1997(2)
--------------------------------------------------------------   -------     -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $ 11.11     $ 12.58     $ 10.00
                                                                 -------     -------     -------
Investment Operations:
 Net Investment Income                                              0.14        0.20        0.11
 Net Gains (Losses) on Investments
   (both realized and unrealized)                                   2.05       (1.42)       2.58
                                                                 -------     -------     -------
 Total From Investment Operations                                   2.19       (1.22)       2.69
                                                                 -------     -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                            (0.14)      (0.20)      (0.11)
 Distributions (from Capital Gains)                                (0.80)      (0.05)         --
                                                                 -------     -------     -------
 Total Distributions                                               (0.94)      (0.25)      (0.11)
                                                                 -------     -------     -------
Net Asset Value, End of Period                                   $ 12.36     $ 11.11     $ 12.58
                                                                 =======     =======     =======
Total Return                                                       20.54%      (9.85)%     27.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $67,013     $62,635     $13,725
Ratio of Expenses to Average Net Assets(1)                          0.28%       0.25%       0.60%(3)
Ratio of Net Income to Average Net Assets                           1.20%       1.66%       0.76%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)(1)      0.86%       0.87%       2.85%(3)
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                0.62%       1.04%      (1.49)%(3)
Portfolio Turnover Rate                                               39%        152%          7%
--------------------------------------------------------------   -------     -------     -------


(1) Expense ratios do not include expenses of the underlying funds.

(2) Commenced operations on October 1, 1996.

(3) Annualized.


                                                                              26
PROSPECTUS - First American Strategy Funds

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

GROWTH FUND


                                                                 Fiscal year ended September 30,
                                                                  1999        1998       1997(2)
--------------------------------------------------------------   -------     -------     -------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $ 11.05     $ 12.12     $ 10.00
                                                                 -------     -------     -------
Investment Operations:
 Net Investment Income                                              0.25        0.28        0.18
 Net Gains (Losses) on Investments
   (both realized and unrealized)                                   1.49       (0.98)       2.12
                                                                 -------     -------     -------
 Total From Investment Operations                                   1.74       (0.70)       2.30
                                                                 -------     -------     -------
Less Distributions:
 Dividends (from Net Investment Income)                            (0.25)      (0.28)      (0.18)
 Distributions (from Capital Gains)                                (0.69)      (0.09)         --
                                                                 -------     -------     -------
 Total Distributions                                               (0.94)      (0.37)      (0.18)
                                                                 -------     -------     -------
Net Asset Value, End of Period                                   $ 11.85     $ 11.05     $ 12.12
                                                                 =======     =======     =======
Total Return                                                       16.31%      (5.95)%     23.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $88,213     $65,656     $15,676
Ratio of Expenses to Average Net Assets(1)                          0.28%       0.25%       0.60%(3)
Ratio of Net Income to Average Net Assets                           2.05%       2.33%       1.61%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)(1)      0.85%       0.89%       2.62%(3)
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                1.48%       1.69%      (0.41)%(3)
Portfolio Turnover Rate                                               34%        143%          6%
--------------------------------------------------------------   -------     -------     -------


(1) Expense ratios do not include expenses of the underlying funds.

(2) Commenced operations on October 1, 1996.

(3) Annualized.


GROWTH AND INCOME FUND


                                                                   Fiscal year ended September 30,
                                                                   1999         1998       1997(2)
--------------------------------------------------------------   --------     --------     --------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $  11.08     $  11.76     $  10.00
                                                                 --------     --------     --------
Investment Operations:
 Net Investment Income                                               0.32         0.35         0.26
 Net Gains (Losses) on Investments
   (both realized and unrealized)                                    1.05        (0.59)        1.76
                                                                 --------     --------     --------
 Total From Investment Operations                                    1.37        (0.24)        2.02
                                                                 --------     --------     --------
Less Distributions:
 Dividends (from Net Investment Income)                             (0.32)       (0.35)       (0.26)
 Distributions (from Capital Gains)                                 (0.62)       (0.09)          --
                                                                 --------     --------     --------
 Total Distributions                                                (0.94)       (0.44)       (0.26)
                                                                 --------     --------     --------
Net Asset Value, End of Period                                   $  11.51     $  11.08     $  11.76
                                                                 ========     ========     ========
Total Return                                                        12.81%       (2.18)%      20.47%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $209,229     $207,907     $ 27,565
Ratio of Expenses to Average Net Assets(1)                           0.28%        0.25%        0.60%(3)
Ratio of Net Income to Average Net Assets                            2.83%        3.05%        2.59%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)(1)       0.79%        0.82%        2.10%(3)
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                                 2.32%        2.48%        1.09%(3)
Portfolio Turnover Rate                                                41%         158%          37%
--------------------------------------------------------------   --------     --------     --------


(1) Expense ratios do not include expenses of the underlying funds.

(2) Commenced operations on October 1, 1996.

(3) Annualized.


                                                                              27
PROSPECTUS - First American Strategy Funds

Additional Information
FINANCIAL HIGHLIGHTS CONTINUED

INCOME FUND


                                                                    Fiscal year ended September 30,
                                                                   1999          1998         1997(2)
--------------------------------------------------------------   ---------     ---------     ---------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $   11.23     $   10.82     $   10.00
                                                                 ---------     ---------     ---------
Investment Operations:
 Net Investment Income                                                0.53          0.50          0.41
 Net Gains (Losses) on Investments
   (both realized and unrealized)                                    (0.40)         0.43          0.82
                                                                 ---------     ---------     ---------
 Total From Investment Operations                                     0.13          0.93          1.23
                                                                 ---------     ---------     ---------
Less Distributions:
 Dividends (from Net Investment Income)                              (0.53)        (0.50)        (0.41)
 Distributions (from Capital Gains)                                  (0.35)        (0.02)           --
                                                                 ---------     ---------     ---------
 Total Distributions                                                 (0.88)        (0.52)        (0.41)
                                                                 ---------     ---------     ---------
Net Asset Value, End of Period                                   $   10.48     $   11.23     $   10.82
                                                                 =========     =========     =========
Total Return                                                          1.13%         8.72%        12.51%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $  83,302     $ 116,779     $  36,119
Ratio of Expenses to Average Net Assets(1)                            0.28%         0.25%         0.60%(3)
Ratio of Net Income to Average Net Assets                             4.83%         4.63%         4.39%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)(1)        0.83%         0.84%         2.00%(3)
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                                  4.28%         4.04%         2.99%(3)
Portfolio Turnover Rate                                                 21%          106%           29%
--------------------------------------------------------------   ---------     ---------     ---------


(1) Expense ratios do not include expenses of the underlying funds.

(2) Commenced operations on October 1, 1996.

(3) Annualized.


                                                                              28
PROSPECTUS - First American Strategy Funds

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.


You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330


First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.


First American Funds are distributed by SEI Investments Distribution Co. which is located in Oaks, PA 19456 and is not an affiliate of U.S. Bank.


1/2000 3017-99

SEC file number: 811-05309

Supply Numbers


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

                       FIRST AMERICAN STRATEGY FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 31, 2000

                                   INCOME FUND
                                   GROWTH FUND
                             GROWTH AND INCOME FUND
                             AGGRESSIVE GROWTH FUND


         This Statement of Additional Information relates to the funds named above (the "Funds"), each of which is a series of First American Strategy Funds, Inc. ("FASF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated February 1, 2000. The financial statements include as part of the Funds' Annual Report to shareholders for the fiscal year ended September 30, 1999 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual Report(s) at no charge, write the Funds' distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or call Investor Services at 1-800-637-2548. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
GENERAL INFORMATION                                                            1

INVESTMENT RESTRICTIONS OF THE FUNDS                                           2

ADDITIONAL INFORMATION CONCERNING INVESTMENTS
BY THE FUNDS AND THE UNDERLYING FUNDS                                          3
         Short-Term Investments                                                3
         Repurchase Agreements                                                 4
         When-Issued and Delayed Delivery Transactions                         4
         Lending of Portfolio Securities                                       5
         Options Transactions                                                  5
         Futures and Options on Futures                                        7
         Securities of Foreign Banks and Branches                              8
         Foreign Securities                                                    9
         Foreign Securities Exchanges                                         11
         Foreign Currency Transactions                                        11
         REIT Securities                                                      12
         Mortgage-Backed Securities                                           13
         Asset-Backed Securities                                              16
         Debt Obligations - Strategic Income Fund                             16
         Debt Obligations Rated Less Than Investment Grade                    16
         U.S. Government Securities                                           17
         Zero Coupon Securities                                               17
         Floating Rate Corporate Debt Obligations                             17
         Fixed Rate Corporate Debt Obligations                                17
         Participation Interests                                              18
         Fixed Income Securities -- Equity Funds                              18
         Payment-In-Kind Debentures and Delayed Interest Securities           18
         Preferred Stock                                                      19
         Loan Participations; Section 4(2) and Rule 144A Securities           19
         Credit Enhancement Agreements                                        19
         Money Market Funds                                                   19

INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS                               20
         Restrictions Applicable to the Equity Funds, Strategic Income
          Fund and Fixed Income Fund                                          20
         Restrictions Applicable to Prime Obligations Fund                    21

DIRECTORS AND EXECUTIVE OFFICERS                                              23
         Directors                                                            23
         Executive Officers                                                   23
         Compensation                                                         24

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS                          25
         Investment Advisory Agreement                                        25
         Administration Agreement                                             26
         Distributor and Shareholder Service Plan and Agreement               27
         Custodian; Counsel; Auditors                                         27

INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS                         28
         Investment Advisory Agreements of the Underlying Funds               28
         Sub-Advisory Agreements for Emerging Markets Fund, International
          Fund and Strategic Income Fund                                      29

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE                            30

CAPITAL STOCK                                                                 31

NET ASSET VALUE AND PUBLIC OFFERING PRICE                                     33

FUND PERFORMANCE                                                              33
         SEC Standardized Performance Figures                                 33
         Non-Standard Distribution Rates                                      34
         Certain Performance Comparisons                                      35

TAXATION                                                                      35

ADDITIONAL INFORMATION ABOUT SELLING SHARES                                   36
         By Telephone                                                         36
         By Mail                                                              36
         Redemption Before Purchase Instruments Clear                         37

RATINGS                                                                       37
         Ratings of Corporate Debt Obligations and Municipal Bonds            37
         Ratings of Preferred Stock                                           39
         Ratings of Commercial Paper                                          39

FINANCIAL STATEMENTS

                               GENERAL INFORMATION

         First American Strategy Funds, Inc. ("FASF") was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues its shares in four series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FASF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds." Each of the Funds are open-end diversified investment companies.

         As described in the Funds' Prospectus, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Funds' investment advisor. These other mutual funds include Real Estate Securities Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, International Fund, Mid Cap Growth Fund, Emerging Markets Fund, Strategic Income Fund and Fixed Income Fund, each of which is a series of First American Investment Funds, Inc., and Prime Obligations Fund, which is a series of First American Funds, Inc. These other funds are referred to herein and in the Prospectus collectively as the "Underlying Funds." The first ten funds named above are referred to herein and in the Prospectus collectively as the "Equity Funds."

         The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the Investment Company Act of 1940 (the "1940 Act"). Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory agreements, and for the adoption of, and material increases in amounts payable under, Rule 12b-1 distribution plans.


         This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Investment Funds, Inc. ("FAIF"); First American Insurance Portfolios, Inc. ("FAIP"); and eleven separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.-II, American Strategic Income Portfolio Inc.-III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Municipal Term Trust Inc., American Municipal Term Trust Inc.-II, American Municipal Term Trust Inc.-III, Minnesota Municipal Term Trust Inc., and Minnesota Municipal Term Trust Inc.-II) collectively referred to as the First American Closed-End Funds ("FACEF").

                      INVESTMENT RESTRICTIONS OF THE FUNDS

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds," each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 10 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the investment restrictions set forth below shall be deemed to restrict any Fund from holding securities of investment companies which engage in the activities described in such investment restrictions. None of the investment restrictions set forth below shall be deemed to restrict any Fund from receiving, holding, and disposing of any securities received as a result of an in-kind redemption by an investment company whose shares are held by such Fund.

         None of the Funds will:

         1. Invest more than 25% of its total assets in any one industry, except for investment companies which are part of the "same group of investment companies" (as defined in Rule 11a-3 under the 1940 Act) as the Funds.

         2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options may be deemed to constitute issuing a senior security.

         3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)

         4. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of the value of its total assets to secure temporary or emergency borrowing.

         5.       Make short sales of securities.

         6. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

         7. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

         8. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and in mortgage-backed securities.

         9. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

         10. Lend any of its assets, except portfolio securities representing up to one-third of the value of its total assets.

         The following restriction is non-fundamental and may be changed by FASF's Board of Directors without shareholder vote. None of the Funds will invest more than 15% of its net assets in all forms of illiquid investments.

                  ADDITIONAL INFORMATION CONCERNING INVESTMENTS
                      BY THE FUNDS AND THE UNDERLYING FUNDS

         The main investment strategies of the Funds and the Underlying Funds are set forth in such Funds' Prospectus. Additional information concerning such main investment strategies and other investment strategies which may be made by the Funds and the Underlying Funds is set forth under this caption. Additional information concerning the Funds' investment restrictions is set forth above under the caption "Investment Restrictions of the Funds," and additional information concerning the Underlying Funds' investment restrictions is set forth below under the caption "Investment Restrictions of the Underlying Funds."


         A percentage limitation on investments by an Underlying Fund stated in this section or in "Investment Restrictions of the Underlying Funds" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on illiquid investments and borrowing. An Underlying Fund (except Strategic Income Fund and Equity Income Fund to the extent it can buy convertibles) which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Underlying Fund may consider doing so. However, in no event will more than 5% of any Underlying Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Services, Inc. ("Moody's") are contained in "Ratings" below.


SHORT-TERM INVESTMENTS

         The Funds and the Underlying Funds can invest in a variety of short-term instruments which are specified in their respective Prospectuses and Statement of Additional Information. Short-term investments may be entered into on a joint basis by the Funds, the Underlying Funds, and other funds advised by the U.S. Bank National Association, the Fund's investment advisor ("U.S. Bank" or the "Advisor"). These short-term investments include short-term obligations such as rated commercial paper and variable amount master demand notes; United states dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of an Underlying Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds and the Underlying Funds may so invest include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

         The bank instruments in which Fixed Income Fund and Strategic Income Fund invests may also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, Fixed Income Fund and Strategic Income Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in their respective Prospectus and Statement of Additional Information, the Funds and the Underlying Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds and the Underlying Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings" herein.

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or an Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or an Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or, in the case of Emerging Markets Fund, International Fund and Strategic Income Fund, their respective sub-advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

REPURCHASE AGREEMENTS

         Each of the Underlying Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by an Underlying Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Underlying Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Underlying Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), an Underlying Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of Emerging Markets Fund and International Fund, their respective sub-advisor will monitor the creditworthiness of the firms with which the Underlying Funds enter into repurchase agreements. In the case of Strategic Income Fund, the Advisor and the Fund's investment sub-advisor will monitor the creditworthiness of the firms with which such Underlying Fund enters into repurchase agreements.

         The Underlying Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Underlying Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS


         Each of the Underlying Funds (excluding Equity Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. An Underlying Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

         The purchase of securities on a when-issued or delayed delivery basis exposes an Underlying Fund to risk because the securities may decrease in value prior to delivery. In addition, an Underlying Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Underlying Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Underlying Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to an Underlying Fund could prevent the Underlying Fund from realizing a price or yield considered to be advantageous. Prime Obligations Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result thereof, more than 15% of its net assets would be so invested.

         In connection with their ability to purchase securities on a when-issued or delayed delivery basis, Fixed Income Fund and Strategic Income Fund may enter into mortgage "dollar rolls" in which such Underlying Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a future date. In a mortgage dollar roll, Fixed Income Fund and Strategic Income Fund give up the right to receive principal and interest paid on the securities sold. However, these Underlying Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of Fixed Income Fund and Strategic Income Fund compared with what such performance would have been without the use of mortgage dollar rolls. Fixed Income Fund and Strategic Income Fund will hold and maintain in segregated accounts until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

         When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet its purchase commitments. It may be expected that an Underlying Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because an Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment advisor or sub-advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, an Underlying Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each of the Underlying Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Underlying Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which its advisor or, in the case of Emerging Markets Fund, International Fund and Strategic Income Fund, their respective investment sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Underlying Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Underlying Fund. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Underlying Fund or the borrower at any time. While an Underlying Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Underlying Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees paid to an affiliate of the Advisor) in connection with these loans which, in the case of U.S. Bank are 40% of the Funds' income from such securities lending transactions.

OPTIONS TRANSACTIONS


         PURCHASES OF PUT AND CALL OPTIONS. The Underlying Funds, other than Prime Obligations Fund and Equity Index Fund, may purchase put and call options. Each of the Underlying Funds, other than Prime Obligations Fund and Equity Index Fund, may purchase put and call options on securities and stock indices. Strategic Income Fund may purchase options on interest rate indices. Emerging Markets Fund, International Fund and Strategic Income Fund may purchase options on foreign currencies. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

         OPTIONS ON SECURITIES. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

         An Underlying Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, an Underlying Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, an Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on a stock index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. In particular, this amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTION ON INTEREST RATE INDICES. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on price movements in the interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.


         WRITING OF CALL OPTIONS. The Underlying Funds, other than Prime Obligations Fund and Equity Index Fund, may write (sell) covered call options to the extent specified with respect to particular Underlying Funds as set forth herein. These transactions would be undertaken principally to produce additional income. Depending on the Underlying Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of Emerging Markets Fund, International Fund and Strategic Income Fund) on foreign currencies which an Underlying Fund owns or has the right to acquire or on interest rate indices. These Underlying Funds (other than Emerging Markets Fund and International Fund) may write (sell) covered call options covering up to 25% of the equity securities owned by such Underlying Funds and, in the case of Emerging Markets Fund and International Fund, covering up to 50% of the equity securities owned by such Underlying Funds. Strategic Income Fund may write
(sell) covered call options on equity securities covering up to 25% of its net assets.

         When an Underlying Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Underlying Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Underlying Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If an Underlying Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         The Equity Funds and Strategic Income Fund also may write call options on indices, the movements of which generally correlate with those of such respective Underlying Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the applicable Underlying Fund's portfolio securities.

         LIMITATIONS. None of the Underlying Funds other than Mid Cap Growth Fund, Emerging Markets Fund and International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. An Underlying Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

         The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by an Underlying Fund and the prices of options, and the risk of limited liquidity in the event that an Underlying Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES


         Equity Index Fund, Fixed Income Fund, Emerging Markets Fund, International Fund and Strategic Income Fund, may engage in futures transactions and purchase options on futures. The Funds may purchase futures and options on futures contracts on securities. Emerging Markets Fund, International Fund and Strategic Income Fund may purchase futures and options on futures contracts on securities, stock indices or foreign currencies.

         A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

         At the same time a futures contract is purchased or sold, a Fund or Underlying Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund or Underlying Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund or Underlying Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations, to cover its performance under such contracts.

         The Funds may use futures contracts and options or futures in order to remain effectively fully invested. These investment techniques may be used in order to re-allocate assets among asset categories while minimizing transaction costs; to maintain sufficient liquidity to meet redemption requests; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. In addition, Equity Index Fund may use stock index futures and options on futures to increase the level of Fund assets devoted to replicating the composition of the S&P 500 Composite Index. In the case of the Underlying Funds, these investment techniques are designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which an Underlying Fund holds or intends to purchase.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's or Underlying Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed of the market value of Emerging Market Fund's and International Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's and Underlying Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         Where a Fund or an Underlying Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's or Underlying Fund's total assets. Where a Fund or an Underlying Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund or Underlying Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund or Underlying Fund was permitted to enter. Where an Underlying Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to Emerging Markets Fund, International Fund and Strategic Income Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

         A Fund or Underlying Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund or Underlying Fund had not entered into any futures transactions. In addition, the value of an Underlying Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's or Underlying Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets. There also is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

SECURITIES OF FOREIGN BANKS AND BRANCHES

         Prime Obligations Fund may invest in obligations of foreign branches of United States banks and United States branches of foreign banks. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

         Because the portfolio of Prime Obligations Fund's investments in taxable money market securities may contain securities of foreign branches of domestic banks, foreign banks, and United States branches of foreign banks, such Underlying Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of United States banks. These risks may include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by such Underlying Fund. Additionally, there may be less public information available about foreign banks and their branches. The Advisor carefully considers these factors when making investments. Prime Obligation Fund has agreed that, in connection with investment in securities issued by foreign banks, United States branches of foreign banks, and foreign branches of domestic banks, consideration will be given to the domestic marketability of such securities in light of these factors.

FOREIGN SECURITIES

         GENERAL. Under normal market conditions Emerging Markets Fund and International Fund each invests at least 65% of its total assets in equity securities which trade in markets other than the United States. Strategic Income Fund normally invests a significant portion of its assets in foreign government and foreign corporate debt obligations, and from time to time may invest up to 100% of its total assets in such obligations. In addition, the other Equity Funds may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Fixed Income Fund may invest up to 15% of its total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the government of Canada, any Canadian province, or any instrumentality or political subdivision thereof; (ii) any other foreign government, agency or instrumentality; (iii) foreign subsidiaries of United States corporations; and (iv) foreign banks having total capital and surplus at the time of investment of at least $1 billion. Such foreign bank or corporate securities must be rated by at least one major United States rating agency as having a quality not less than that which would be required for comparable domestic securities. In addition, Fixed Income Fund and Strategic Income Fund also may invest in Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit as described under "-- Short-Term Instruments" above.

         Prime Obligations Fund may invest in United States dollar-denominated obligations of foreign banks, United States branches of foreign banks and foreign branches of United States banks.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

         In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

         EMERGING MARKETS. Emerging Markets Fund, Strategic Income Fund and, to a lesser degree, International Fund, may invest in securities issued by governmental and corporate issuers that are located in emerging market countries. Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or non-existent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging market countries are typically subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

         AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign securities, the Equity Funds or Strategic Income Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United states for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Emerging Markets Fund, International Fund and Strategic Income Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

         Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

FOREIGN SECURITIES EXCHANGES

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of Emerging Markets Fund, International Fund and Strategic Income Fund may be uninvested. In addition, settlement problems could cause Emerging Markets Fund, International Fund or Strategic Income Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for an Underlying Fund to obtain or to enforce a judgment against the issuer.


FOREIGN CURRENCY TRANSACTIONS

         Emerging Markets Fund, International Fund and Strategic Income Fund invest in securities which are purchased and sold in foreign currencies. The value of their assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Emerging Markets Fund, International Fund and Strategic Income Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

         Emerging Markets Fund, International Fund and Strategic Income Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specified price on a future date agreed upon by the parties. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Emerging Markets Fund, International Fund and Strategic Income Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. These Underlying Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Underlying Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. They also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. Emerging Markets fund, International Fund and Strategic Income Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

         Although a foreign currency hedge may be effective in protecting the Underlying Fund from losses resulting from unfavorable changes in exchange rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Underlying Fund from favorable changes in exchange rates. The applicable Underlying Fund's investment sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that their respective investment sub-advisor's view regarding future exchange rates proves to have been incorrect, Emerging Markets Fund, International Fund and Strategic Income Fund may realize losses on their foreign currency transactions.

         As stated above, Emerging Markets Fund, International Fund and Strategic Income Fund may engage in a variety of foreign currency transactions in connection with their investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. These Underlying Funds will not enter into such forward contracts or maintain a net exposure in such contracts where the Underlying Funds would be obligated to deliver an amount of foreign currency in excess of the value of the Underlying Fund's securities or other assets denominated in that currency. The Underlying Funds will comply with applicable SEC announcements requiring them to segregate assets to cover the Underlying Fund's commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or where the position has been "covered" by entering into an offsetting position. The Underlying Funds generally will not enter into a forward contract with a term longer than one year except that Strategic Income Fund will not enter into a forward contract with a term longer than six months.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, Emerging Markets Fund, International Fund and Strategic Income Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, these Underlying Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buy may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect Emerging Markets Fund, International Fund or Strategic Income Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if an Underlying Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Underlying Fund's gain would be offset in part by the premium paid for the option. Similarly, if an Underlying Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Underlying Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Underlying Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REIT SECURITIES

         A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

         REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although Real Estate Securities Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

         Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. Although Real Estate Securities Fund will operate as a non-diversified investment company under the 1940 Act, it intends to conduct its operations so as to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         Because Real Estate Securities Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code, by their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through Real Estate Securities Fund, a shareholder of Real Estate Securities Fund bears not only a proportionate share of the expenses of Real Estate Securities Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

MORTGAGE-BACKED SECURITIES

         Fixed Income Fund and Strategic Income Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as described below. In addition, Strategic Income Fund may invest in private mortgage pass-through securities and in Real Estate Mortgage Investment Conduits ("REMICs").

         Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

         The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The applicable Underlying Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor or applicable investment sub-advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

         CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

         o In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

         o A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         o An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

         o As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

         o A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

         o A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

         REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest (the type in which Strategic Income Fund primarily invests), and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

         It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the applicable Underlying Funds will invest more than 10% of their total fixed income assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

ASSET-BACKED SECURITIES

         Fixed Income Fund and Strategic Income Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.


DEBT OBLIGATIONS - STRATEGIC INCOME FUND

         Strategic Income Fund may invest in both investment grade and non-investment grade (lower-rated) bonds (which may be denominated in U.S. dollars or non-U.S. currencies) and other debt obligations issued by domestic and foreign corporations and other private issuers. There are no minimum rating requirements for these investments by the Fund. Strategic Income Fund's investments may include U.S. dollar denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity. From time to time, Strategic Income Fund's portfolio may consist primarily of lower-rated (i.e., rated Ba or lower by Moody's, or BB or lower by Standard & Poor's) corporate debt obligations, which are commonly referred to as "junk bonds." Certain debt obligations in which the Fund invests may involve equity characteristics. The Funds may, for example, invest in unit offerings that combine debt securities and common stock equivalents such as warrants, rights and options. It is anticipated that the majority of the value attributable to the unit will relate to its debt component.


         The prices and yields of non-investment grade securities generally fluctuate more than investment grade securities, and such prices may decline significantly.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         The "equity securities" in which certain Underlying Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds."

         Participation in non-investment grade securities globally involves greater returns in the form of higher average yields. Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations.

         In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for an Underlying Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of less than investment grade convertible debt obligations may be more dependent on its Advisor's own credit analysis than is the case with investment grade obligations.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which Fixed Income Fund and Strategic Income Fund may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which such Underlying Funds invest principally are:

         o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         o        notes, bonds, and discount notes issued and guaranteed by U.S.
                  government agencies and instrumentalities supported by the full faith and credit of the United States;

         o notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

         o notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

         The government securities in which Fixed Income Fund and Strategic Income Fund may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities such as GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the FNMA or FHLMC are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government.

ZERO COUPON SECURITIES

         Fixed Income Fund and Strategic Income Fund may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

FLOATING RATE CORPORATE DEBT OBLIGATIONS


         Strategic Income Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Common utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.


FIXED RATE CORPORATE DEBT OBLIGATIONS

         Fixed Income Fund and Strategic Income Fund will also invest in fixed rate securities. Fixed Income Fund invests at least 65% of its total assets in fixed rate obligations. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PARTICIPATION INTERESTS

         Strategic Income Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Strategic Income Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. Strategic Income Fund may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate of interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's.

FIXED INCOME SECURITIES -- EQUITY FUNDS

         The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "-- Short-Term Investments." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Equity Funds' investment advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

         In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Equity Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations.

         The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines int he value of debt securities held by an Underlying Fund); (ii) credit risk (the risk that the issuers of debt securities held by an Underlying Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring an Underlying Fund to reinvest the prepayment at a lower interest rate).

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

         Strategic Income Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by Strategic Income Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause Strategic Income Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

         Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

PREFERRED STOCK

         The Equity Funds and Strategic Income Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

         Although Fixed Income Fund will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, it may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interest acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by Fixed Income Fund as soon as practicable in an orderly manner.

LOAN PARTICIPATIONS; SECTION 4(2) AND RULE 144A SECURITIES

         The loan participation interests in which Prime Obligations Fund may invest represent pro rata undivided interests in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. Loan participation interests that can be sold within a seven-day period are deemed by the Underlying Fund's investment advisor to be liquid investments. If a loan participation interest is restricted from being sold within a seven-day period, then it, as a fundamental policy, will be limited, together with other illiquid investments, to not more than 10% of Prime Obligations Fund's total assets. Commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 meet the criteria for liquidity established by the Board of Directors are deemed to be liquid. Consequently, Prime Obligations Fund does not intend to subject such securities to the limitation applicable to restricted securities.

CREDIT ENHANCEMENT AGREEMENTS

         Prime Obligations Fund may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, "Guarantees") for the purpose of further securing the payment of principal and/or interest on Prime Obligation Fund's investment securities. Although each investment security, at the time it is purchased, must meet Prime Obligations Fund's creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, "Guarantors") when Prime Obligations Fund's investment advisor, through yield and credit analysis, deems that credit enhancement of certain of Prime Obligations Fund's securities is advisable. As a non-fundamental policy, Prime Obligations Fund will limit the value of all investment securities issued or guaranteed by each Guarantor to not more than 10% of the value of Prime Obligations Fund's total assets.

MONEY MARKET FUNDS

         When an Underlying Fund is permitted to invest a portion of its assets in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (i.e., in money market funds), the other funds in which it is permitted to invest include money market funds advised by the Underlying Fund's investment advisor. Investments by the Underlying in money market funds advised by such advisor are subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto. Where Prime Obligations Fund invests in other money market funds, the permitted investments of such other money market funds must constitute permitted investments of Prime Obligations Fund.

                 INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

RESTRICTIONS APPLICABLE TO THE EQUITY FUNDS, STRATEGIC INCOME FUND AND FIXED INCOME FUND

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, the Equity Funds, Strategic Income Fund and Fixed Income Fund are subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 9 below are fundamental and cannot be changed with respect to any of these Underlying Funds without approval by the holders of a majority of the outstanding shares of the applicable Underlying Fund as defined in the 1940 Act.

         None of the Equity Funds, Strategic Income Fund or Fixed Income Fund will:

         1. Invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry, except that Real Estate Securities Fund will invest without restriction in issuers principally engaged in the real estate industry. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

         2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

         3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets except that Strategic Income Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of these Underlying Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed-delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, no such Underlying Fund will make additional investments while its borrowings exceed 5% of total assets.)

         4.       Make short sales of securities.

         5. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Small Cap Growth Fund, Emerging Markets Fund, International Fund and Strategic Income Fund, as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.

         6. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any of these Underlying Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

         7. Purchase or sell real estate or real estate mortgage loans, except that these Underlying Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and except that Fixed Income Fund, Real Estate Securities Fund, Small Cap Growth Fund, International Fund and Strategic Income Fund may invest in mortgage-backed securities.

         8. Act as an underwriter of securities of other issuers, except to the extent such an Underlying Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

         9. Lend any of its assets, except portfolio securities representing up to one-third of the value of their total assets.

         The following restriction is non-fundamental and may be changed by FAIF's Board of Directors without shareholder vote. None of the Equity Funds, Strategic Income Fund or Fixed Income Fund will invest more than 15% of its net assets in all forms of illiquid investments.


         The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under
Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only mortgage-backed securities; and (iv) municipal leases and securities that represent interests in municipal leases.


         For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

RESTRICTIONS APPLICABLE TO PRIME OBLIGATIONS FUND

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, Prime Obligations Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 12 below are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of Prime Obligations Fund as defined in the 1940 Act. See "Investment Restrictions of the Underlying Funds" above.

         Prime Obligations Fund may not:

         1. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds (except through the purchase of obligations referred to under "Fund Summaries" in Prime Obligations Fund's Prospectus).

         2. Borrow money except from banks for temporary or emergency purposes for the purpose of meeting redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of Prime Obligations Fund's total assets (including the amount borrowed) valued at the lesser of cost or market less liabilities (not including the amount borrowed) at the time the borrowing is made. The borrowings will be repaid before any additional investments are made. However, even with such authority to borrow money, there is no assurance that Prime Obligations Fund will not have to dispose of securities on an untimely basis to meet redemption requests.

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

         4.       Sell securities short or purchase securities on margin.

         5. Write or purchase put or call options, except that Prime Obligations Fund may write or purchase put or call options in connection with the purchase of variable rate certificates of deposit described below.

         6. Underwrite the securities of other issuers except to the extent Prime Obligations Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities, or purchase securities with contractual or other restrictions on resale.

         7. Invest more than 10% of its net assets in illiquid assets, including, without limitation, time deposits and repurchase agreements maturing in more than seven days.

         8. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         9. Lend money to others except through the purchase of debt obligations of the type which Prime Obligations Fund is permitted to purchase (see "Additional Information Concerning Investments by the Funds and the Underlying Funds" above and "Fund Summaries" in the Fund's Prospectus).

         10. Invest 25% or more of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States, its agencies or instrumentalities, or obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. As to utility companies, gas, electric, water, and telephone companies are considered as separate industries. As to finance companies, the following two categories are each considered a separate industry: (A) business credit institutions, such as Honeywell Finance Corporation and General Electric Credit Corp., and (B) personal credit institutions, such as Sears Roebuck Acceptance Corp. and Household Finance Corporation.

         11.      Invest in companies for the purpose of exercising control.

         12. Purchase or retain the securities of any issuer if any of the officers or directors of Prime Obligations Fund or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         In connection with Prime Obligations Fund's purchase of variable rate certificates of deposit ("CDs"), it may enter into agreements with banks or dealers allowing Prime Obligations Fund to resell the certificates to the bank or dealer, at Prime Obligations Fund's option. Time deposits which may be purchased by Prime Obligations Fund are deposits held in foreign branches of United States banks which have a specified term or maturity. Prime Obligations Fund purchases CDs from only those domestic savings and loan institutions which are regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation ("FDIC"), and whose deposits are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund, each of which is administered by the FDIC. However, because Prime Obligations Fund purchases large denomination CDs, it does not expect to benefit materially from such insurance. The policies described in this paragraph are non-fundamental and may be changed by FAF's Board of Directors.

         In addition, Prime Obligations Fund is subject to the provisions of Rule 2a-7 under the 1940 Act, which require, among other things, that the Fund invest exclusively in securities that mature within 397 days from the date of purchase as determined pursuant to Rule 2a-7, that it maintains an average weighted maturity of not more than 90 days, and that it invests only in United States dollar-denominated investments that meet specified credit quality standards.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FASF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FASF are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAF since December 1994 and of FAIF since September 1994, of FASF since June 1996 and of FAIP since August 1999; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 56.

         Roger A. Gibson, 1020 15th Street, Ste. 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997, and of FAIP since August 1999; Vice President North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President Customer Service for United Airlines in the West Region in San Francisco and the Mountain Region in Denver, Colorado; employee at United Airlines since 1967.
Age: 52.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997, and of FAIP since August 1999; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 51.


         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAF and FAIF since November 1993, of FASF since June 1996, and of FAIP since August 1999; Owner and President of Executive and Management Consulting, Inc., a management consulting firm since 1992; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992.
Age: 57.


         * John M. Murphy, Jr., 601 Second Avenue South, Minneapolis, Minnesota 55402; Director of FAIF, FAF and FASF since June 1999, and of FAIP since August 1999; Executive Vice President of U.S. Bancorp since January 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank Trust, N.A., and Executive Vice President of U.S. Bancorp, from 1991 to 1999. Age 57.


         * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997, and of FAIP since August 1999; employed by U.S. Bancorp and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, U.S. Bank National Association. Age: 65.


         Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age: 58.


         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987, of FAF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chair of FAIF's, FAF's and FASF's Boards since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age:
55.


EXECUTIVE OFFICERS

         Mark Nagle, SEI Investments Company, Oaks, Pennsylvania 19456; President of FAIF, FAF and FASF since September 1998, and of FAIP since September 1999; President and Senior Vice President of Fund Accounting and Administration of the Sub-Administrator since 1998; Vice President of Fund Accounting and Administration of the Sub-Administrator from 1996 to 1998; Vice President of the Distributor since December 1997; Vice President of Fund

Accounting, BISYS Fund Services, Inc., from November 1995 to November 1996; Senior Vice President, Fidelity Investments, prior to November 1995. Age: 41.

         James F. Volk, SEI Investments Company, Oaks, Pennsylvania 19456; Controller and Treasurer of FAIF, FAF, FASF and FAIP since September 1999; Director, Investment Accounting Operations and Co-director, International Fund Accounting Group, SEI Investments Mutual Funds Services since February 1996; Assistant Chief Accountant, SEC's Division of Investment Management from 1993 to 1996; Senior Manager, Coopers & Lybrand, from 1984 to 1993. Age: 37.

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402; Secretary of FAIF since April 1991, and of FAF since 1981, and of FASF since June 1996, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF.
Age: 55.

         James D. Alt, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 48.

         Kathleen L. Prudhomme, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 46.

         Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994, and of FASF since June 1996 and of FAIP since September 1999; Senior Vice President and General Counsel of the Sub-Administrator and Distributor since 1994. Vice President of the Administrator and Distributor from 1992 to 1994. Associate, Morgan Lewis & Bockius from 1988 to 1992. Age: 37.

         Todd Cipperman, SEI Investments Company, Oaks, Pennsylvania 19456: Vice President and Assistant Secretary of FAIF, FAF and FASF since December 1996, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor since 1995. Associate, Dewey Ballantine from 1994 to 1995; Associate, Winston & Stawn from 1991 to 1994. Age: 33.

         Lydia A. Gavalis, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since January 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor each since January 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998. Age: 37.

         Lynda J. Streigel, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since January 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor since January 1998; Senior Asset Management Counsel, Barnett Banks, Inc. from 1993 to 1997; Partner, Groom and Nordberg, Chartered from 1996 to 1997; and Associate General Counsel, Riggs Bank, N.A. from 1992 to 1995. Age: 53.

         James R. Foggo, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since September 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Administrator and Distributor since September 1998; Associate Attorney, Paul, Weiss, Rifkind, Wharton and Garrison from January 1998 to August 1998; Associate Attorney, Baker & McKenzie from January 1995 to January 1998. Age: 36.

         Edward T. Searle, SEI Investments Company, Oaks, Pennsylvania 19456;Vice President and Assistant Secretary of FAF, FAIF, FASF and FAIP since September 1999; Vice President and Assistant Secretary of the Administrator and Distributor since August 1999; Associate, Drinker, Biddle, and Reath, LLP from 1998 to 1999; Associate, Ballard, Spahr, Andrews and Ingersoll, LLP from 1995 to 1998. Age: 45.

COMPENSATION

         The First American Family of Funds, which includes FASF, FAIF, FAIP, FAF and FACEF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings (other than Pricing Committee meetings for which the regular meeting schedule applies), each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or a committee chair). In addition, directors may receive a per diem fee of $1,500 per day plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,500 per diem amount plus the foregoing Board or committee fee for an out of town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FAIF, FAF, FASF, FAIP and FACEF, James D. Alt, assistant secretary of of FAIF, FAF, FASF, FAIP and FACEF, and Kathleen L. Prudhomme, assistant secretary of of FAIF, FAF, FASF, FAIP and FACEF, are partners. The following table sets forth information concerning aggregate compensation paid to each director of FASF (i) by FASF (column 2), and (ii) by FAIF, FAF, FASF and FACEF collectively (column 5) during the fiscal year ended September 30, 1999 (no fees were paid by FAIP during the fiscal year ended September 30, 1999). No executive officer or affiliated person of FASF had aggregate compensation from FASF in excess of $60,000 during such fiscal year:


                 (1)                         (2)               (3)               (4)                       (5)
      NAME OF PERSON, POSITION            AGGREGATE         PENSION OR     ESTIMATED ANNUAL         TOTAL COMPENSATION
                                         COMPENSATION       RETIREMENT       BENEFITS UPON          FROM REGISTRANT AND
                                       FROM REGISTRANT   BENEFITS ACCRUED      RETIREMENT            FUND COMPLEX PAID
                                                         AS PART OF FUND                               TO DIRECTORS
                                                            EXPENSES
Robert J. Dayton, Director                   $  904.87                -0-               -0-                  $64,750.00
Roger A. Gibson, Director                       785.38                -0-               -0-                   56,200.00
Andrew M. Hunter III, Director                  957.69                -0-               -0-                   68,530.00
Leonard W. Kedrowski, Director                  869.23                -0-               -0-                   62,200.00
Robert L. Spies, Director                       844.07                -0-               -0-                   60,400.00
John M. Murphy, Jr., Director                      -0-                -0-               -0-                         -0-
Joseph D. Strauss, Director                   1,021.69                -0-               -0-                   73,110.00
Virginia L. Stringer, Director                1,118.71                -0-               -0-                   80,052.00


         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on fund assets and liabilities and will not obligate the funds to retain any director or pay any particular level of compensation.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISORY AGREEMENT


         U.S. Bank National Association (the "Advisor"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment Advisor and manager of the Funds through its First American Asset Management group. The Advisor is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Advisor is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates four banks and eleven trust companies with banking offices in 16 contiguous states. USB also has various other subsidiaries engaged in financial services. At September 30, 1999, USB and its consolidated subsidiaries had consolidated assets of approximately $77 billion, consolidated deposits of $47 billion and shareholders' equity of $6 billion.

         Pursuant to an Investment Advisory Agreement dated as of October 1, 1996 (the "Advisory Agreement"), the Funds engage the Advisor to act as investment advisor for and to manage the investment of the assets of the Funds. Each Fund pays the Advisor monthly fees calculated on an annual basis equal to 0.25% of its average daily net assets.

         The Advisory Agreement requires the Advisor to provide FASF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FASF and the officers and directors of FASF, if any, who are affiliated with the Advisor or any of its affiliates. The Advisory Agreement provides that each Fund will be reimbursed by the Advisor, in an amount not in excess of the advisory fees payable by such Fund, for excess fund expenses as may be required by the laws of certain states in which the Fund's shares may be offered for sale. As of the date of this Statement of Additional Information, the most restrictive state limitation in effect requires that "aggregate annual expenses" (which include the investment advisory fee and other operating expenses but exclude interest, taxes, brokerage commissions, Rule 12b-1 fees and certain other expenses) shall not exceed 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of a Fund for any fiscal year.

         In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time unless as otherwise set forth in the Funds' Prospectus. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

         The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 1997, September 30, 1998 and September 30, 1999:

                                  Year Ended                         Year Ended                        Year Ended
                              September 30, 1997                 September 30, 1998                September 30, 1999
                        -------------------------------    -------------------------------    -----------------------------
                         Advisory Fee     Advisory Fee      Advisory Fee    Advisory Fee       Advisory Fee     Advisory Fee
                        Before Waivers   After Waivers*    Before Waivers   After Waivers*    Before Waivers   After Waivers
                        --------------   --------------    --------------   --------------    --------------   -------------

Income Fund                $    33,068      $        0        $   213,285      $        0        $   269,050      $       0
Growth and Income Fund          27,869               0            479,289               0            515,752              0
Growth Fund                     13,262               0            135,724               0            209,013              0
Aggressive Growth Fund          11,316               0            140,018               0            171,202              0


* Advisory fees for the period were voluntarily waived by the Advisor. In addition, the Advisor reimbursed the Funds additional amounts during this period to comply with total fund operating expense limitations as previously agreed upon by the Funds and the Advisor.

ADMINISTRATION AGREEMENT


                  U.S. Bank National Association (the "Administrator"), 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as the Administrator for the Funds pursuant to an Administration Agreement between it and the Funds. The Administrator is a subsidiary of USB. Under the Administration Agreement, the Administrator is compensated to provide, or compensates other entities to provide services to the Funds. These services include, various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services and shareholder services. The funds pay U.S. Bank an asset-based fee at an annual rate, which is calculated daily and paid monthly, equal to each fund's pro rata share of an amount equal to 0.12% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion, and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of & 8 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FAIF, FASF and FAIP.) In addition, the funds pay U.S. Bank annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account and closed account fees of $3.50 per account.

         Prior to January 1, 2000, SEI Investments Management Corporation served as the administrator for the Funds. SEI Investments Management Corporation is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Distrbutor. See "- Distributor and Distribution Plans" below. The Funds paid to SEI Investment Management a fee equal to (i) 0.12% of each Fund's average daily net assets until aggregate net assets of all Funds exceeded $8 billion and (ii) 0.105% to the extent aggregate net assets of all Funds exceeded $8 billion.

         The following table sets forth total administrative fees, after waivers, paid by each of the Funds for the fiscal years ended September 30, 1997, September 30, 1998 and September 30, 1999:


                                   Year Ended                        Year Ended                         Year Ended
                               September 30, 1997                September 30, 1998                 September 30, 1999
                         -------------------------------   --------------------------------   ------------------------------
                         Administrative   Administrative   Administrative    Administrative   Administrative   Administrative
                                Fee            Fee              Fee               Fee              Fee              Fee
                         Before Waivers   After Waivers*   Before Waivers    After Waivers*   Before Waivers   After Waivers
                         --------------   --------------   --------------    --------------   --------------   -------------
 Income Fund                $    44,990      $    44,990      $    93,890        $   93,890      $   117,044      $  117,044
 Growth and Income Fund          43,464           43,464          210,977           210,977          224,315         224,315
 Growth Fund                     40,308           40,308           59,748            59,748           90,930          90,930
 Aggressive Growth Fund          39,740           39,740           61,662            61,662           74,491          74,491


DISTRIBUTOR AND SHAREHOLDER SERVICE PLAN AND AGREEMENT

SEI Investments Distribution Co. (the "Distributor") serves as the distributor for the shares of each Fund. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Administrator. See "-- Administration Agreement" above.

The Distributor serves as distributor for the shares of the Funds pursuant to a Distribution Agreement dated as of October 1, 1996 (the "Distribution Agreement") between itself and the Funds. Under the Distribution Agreement, the Distributor has agreed to perform all distribution services and functions of the Funds. The Distributor may enter into sub-distribution agreements with securities firms, financial institutions (including, without limitation, banks) and other industry professionals. The Distributor receives no separate compensation for distribution of the Funds' Shares.

The Funds also have entered into a Shareholder Service Plan and Agreement with the Distributor pursuant to which the Distributor agrees to provide, or to enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. The Distributor has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Fund shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay the Distributor a fee at an annual rate of 0.25% of the average net asset value of the shares of the Funds, computed daily and paid monthly. The Distributor is to pay any shareholder service providers with which it enters into written agreements out of this amount.

The following table sets forth shareholder servicing fees paid by each of the Funds for the fiscal years ended September 30, 1997, September 30, 1998 and September 30, 1999:

                                                              Shareholder Servicing Fees
                                                       ---------------------------------------
                                                               Year Ended September 30,
                                                           1997          1998          1999
                                                       -----------  ------------  ------------

                  Income Fund                            $33,069      $213,285      $269,050
                  Growth and Income Fund                  27,869       479,289       515,752
                  Growth Fund                             13,262       135,724       209,013
                  Aggressive Growth Fund                  11,316       140,052       171,202


         The Distributor received no compensation from the Funds during the last fiscal year other than shareholder servicing fees as set forth in the above table. The Distributor also serves as distributor for the shares of the Underlying Funds and receives compensation (but not with respect to the class of shares purchased by the Funds) for such services.

CUSTODIAN; COUNSEL; AUDITORS

         CUSTODIAN. The custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of USB. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash is held by the Custodian or, for Emerging Markets Fund and International Fund, by a sub-custodian with respect to such Fund. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FASF's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% (0.10% in the case of Emerging Markets Fund and International Fund) of such Fund's average daily net assets. Sub-custodian fees with respect to Emerging Markets Fund and International Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FASF.

         COUNSEL. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent counsel for the Funds.

         AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the year ended September 30, 1999.

         KPMG LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acted as the Funds' independent auditors, providing audit services including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the fiscal periods ended as of September 30, 1998.

              INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS

INVESTMENT ADVISORY AGREEMENTS OF THE UNDERLYING FUNDS

         U.S. Bank National Association, the investment advisor of the Funds, also serves as investment advisor and manager of each of the Underlying Funds through its First American Asset Management group. For information concerning U.S. Bank, see "Investment Advisory and Other Services for the Funds -- Investment Advisory Agreement" above.

         Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "FAIF Advisory Agreement") as amended, the Equity Funds, Strategic Income Fund and Fixed Income Fund, engaged the Advisor to act as investment advisor for and to manage the investment of the assets of each such Underlying Funds. Each such Underlying Fund other than Emerging Markets Fund and International Fund pays the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. Emerging Markets Fund and International Fund pays the Advisor monthly fees calculated on an annual basis equal to 1.25% of their respective average daily net assets.

         Pursuant to an Investment Advisory Agreement effective as of January 20, 1995 (the "FAF Advisory Agreement"), Prime Obligations Fund engaged the Advisor to act as investment advisor for and to manage the investment of the assets of Prime Obligations Fund. Prime Obligations Fund pays the Advisor monthly fees calculated on an annual basis equal to 0.40% of its average daily net assets.

         The FAIF Advisory Agreement and the FAF Advisory Agreement require the Advisor to provide FAIF and FAF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and FAF and the officers and directors of FAIF and FAF, if any, who are affiliated with the Advisor or any of its affiliates. The FAIF Advisory Agreement and the FAF Advisory Agreement provide that each Underlying Fund will be reimbursed by the Advisor, in an amount not in excess of the advisory fees payable by such Underlying Fund, for excess fund expenses as may be required by the laws of certain states in which the Underlying Fund's shares may be offered for sale. As of the date of this Statement of Additional Information, the most restrictive state limitation in effect requires that "aggregate annual expenses" (which include the investment advisory fee and other operating expenses but exclude interest, taxes, brokerage commissions, Rule 12b-1 fees and certain other expenses) shall not exceed 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of an Underlying Fund for any fiscal year.

         In addition to the investment advisory fee, each Underlying Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Underlying Fund may enter into an agreement for the performance of services. Each Underlying Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Underlying Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         Information concerning advisory fees paid by the Underlying Funds during their three most recent fiscal years is set forth in their Statements of Additional Information, which may be obtained by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or calling Investor Services at 1-800-637-2548.

SUB-ADVISORY AGREEMENTS FOR EMERGING MARKETS FUND, INTERNATIONAL FUND AND STRATEGIC INCOME FUND


         Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801 ("Marvin & Palmer") is sub-advisor for Emerging Markets Fund and International Fund under agreements with the Advisor (the "Marvin & Palmer Sub-Advisory Agreements"). Marvin & Palmer, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. Marvin & Palmer is engaged in the management of global, non-United States, United States and emerging markets equity portfolios principally for institutional accounts. As of December 31, 1999, Marvin & Palmer managed a total of approximately, $14 billion in investments. Pursuant to Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is responsible for the investment and reinvestment of Emerging Markets Fund's and International Fund's assets and the placement of brokerage transactions in connection therewith. Under the Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of Emerging Markets Fund and International Fund to their respective investment objectives, policies and restrictions. The Marvin & Palmer Sub-Advisory Agreements also requires Marvin & Palmer to provide all office space, personnel and facilities necessary and incident to Marvin & Palmer's performance of its services under the Marvin & Palmer Sub-Advisory Agreements.


         For its services to International Fund under the Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.50% of International Fund's average daily net assets in excess of $100 million up to $300 million, 0.45% of International Fund's average daily net assets in excess of $300 million up to $500 million and 0.40% of International Fund's average daily net assets in excess of $500 million.

         For its services to Emerging Markets Fund under the Marvin & Palmer Sub-Advisory Agreements, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.85% of the first $100 million of Emerging Markets Fund's average daily net assets, 0.60% of Emerging Markets Fund's average daily net assets in excess of $100 million up to $300 million, 0.55% of Emerging Markets Fund's average daily net assets in excess of $300 million up to $500 million, and 0.50% of Emerging Markets Fund's average daily net assets in excess of $500 million.

         Federated Global Investment Management Corp., 175 Water Street, New York, New York 10038-4965 ("Federated Global"), a subsidiary of Federated Investors ("Federated"), is a sub-advisor for Strategic Income Fund under an agreement with the Advisor (the "Federated Sub-Advisory Agreement"). Federated Global, which is a Delaware corporation, is a registered investment advisors under the Investment Adviser's Act of 1940. As of September 30, 1999, Federated Global. and such other subsidiaries of Federated rendered investment advice regarding over $115.2 billion of assets. Pursuant to the Federated Sub-Advisory Agreement, Federated Global is responsible for the investment of the international portion of Strategic Income Fund's assets. Under the Federated Sub-Advisory Agreement, Federated Global is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the board to determine the adherence of Strategic Income Fund to its investment objectives, policies and restrictions.

The Federated Sub-Advisory Agreement also requires the Federated Global to provide all office space, personnel and facilities necessary and incident to Federated Global's performance of its services under the Federated Sub-Advisory Agreement.

         For its services under the Sub-Advisory Agreement, Federated Global is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.40% of the first $25 million of Strategic Income Fund's average daily net assets, 0.33% of Strategic Income Fund's average daily net assets in excess of $25 million up to $50 million, 0.26% of Strategic Income Fund's average daily net assets in excess of $50 million up to $100 million and 0.21% of Strategic Income Fund's average daily net assets in excess of $100 million.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         It anticipated that the majority of the Funds' portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

         To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, decisions with respect to placement of the Funds' portfolio transactions are made by the Advisor. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Some portfolio transactions may involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions may be with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds expect to deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Advisor does not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Advisor may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purpose for consideration, analysis and evaluation by the staff of the Advisor. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Advisor would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor to supplement its own investment research activities and enable the Advisor to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Advisor in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor in performing services for the Funds. The Advisor determines the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

         The Advisor has not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Advisor, except as noted below. The Advisor may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Advisor with research services, which the Advisor anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and, accordingly, substantial deviations from the list could occur. The Advisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Funds.

         The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

         The policies of the Underlying Funds with respect to portfolio transactions and the allocation of brokerage, and the brokerage commissions paid by them during their three most recent fiscal years, are set forth in their Statements of Additional Information, which may be obtained by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or calling Investor Services at 1-800-637-2548.

                                  CAPITAL STOCK

         Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

         Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FASF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan.

         The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.


         As of November 9, 1998, the directors of FASF owned shares of FAIF, FASF and FAF with an aggregate net asset value of $6 million. As of November 1, 1999, the directors and officers of FASF as a group owned less than one percent of each Fund's outstanding shares. As of November 9, 1999, the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds.

                                                     PERCENTAGE OF SHARES OWNED
                                                     --------------------------
  STRATEGY GROWTH & INCOME

  Wachovia Bank NA
  TRST US Bancorp Deferred Comp TR
  DTD 8/1/97
  PO Box 3073                                                           20.42%
  Winston Salem, NC  27150-0001

  US Bank National Association Cust
  Daily Valued Retirement Programs
  Attn Reconciliation SPFT0401
  180 East 5th St.
  St. Paul, MN 55101-2667                                               19.06%

  US Bank TR
  US Bancorp CAP
  U/A 01-01-1984
  180 5th St. E SPEN0502
  Saint Paul, MN 55101-2667                                             19.34%

  Deltak Corp. Profit Sharing TR
  PO Box 9496
  Minneapolis, MN 55440                                                  6.43%

  STRATEGY AGGRESSIVE GROWTH

  US Bank National Association Cust
  Daily Valued Retirement Programs
  Attn Reconciliation SPFT0401
  180 East 5th St.
  St. Paul, MN 55101-2667                                               54.41%

  US Bank TR
  US Bancorp CAP
  U/A 01-01-1984
  180 5th St. E SPEN0502
  Saint Paul, MN 55101-2667                                              9.05%

  STRATEGY INCOME

  US Bank National Association Cust
  Daily Valued Retirement Programs
  Attn Reconciliation SPFT0401
  180 East 5th St.
  St. Paul, MN 55101-2667                                               11.50%

  US Bank TR
  US Bancorp CAP
  U/A 01-01-1984
  180 5th St. E SPEN0502
  Saint Paul, MN 55101-2667                                              5.62%

  STRATEGY GROWTH

  US Bank National Association Cust
  Daily Valued Retirement Programs
  Attn Reconciliation SPFT0401
  180 East 5th St.
  St. Paul, MN 55101-2667                                               42.76%

  US Bank TR
  US Bancorp CAP
  U/A 01-01-1984
  180 5th St. E SPEN0502
  Saint Paul, MN 55101-2667                                             10.50%

  Linn Gear Co Inc.
  PO Box 397
  Lebanon, OR 97355                                                      6.10%

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

The method for determining the public offering price of the shares of the Funds is summarized in the Prospectus under the caption "Buying Shares." The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. The following sets forth the net asset value of the Funds as of September 30, 1999.

                            Net Assets    /      Shares       =       Net
                           (In Dollars)        Outstanding         Asset Value
                                                                   Per Share
                                                                  (In Dollars)
                         ----------------   -----------------   ----------------

Income Fund              $    83,302,184    $      7,947,519    $         10.48
Growth and Income Fund       209,229,452          18,176,816              11.51
Growth Fund                   88,213,408           7,444,811              11.85
Aggressive Growth Fund        67,013,260           5,422,921              12.36



                                FUND PERFORMANCE

SEC STANDARDIZED PERFORMANCE FIGURES

         YIELD FOR THE FUNDS. Yield for the Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period.

         Based upon the 30-day period ended September 30, 1999, the yields for the shares of the Funds were as follows:


                Income Fund                        5.20%
                Growth and Income Fund             2.92%
                Growth Fund                        2.04%
                Aggressive Growth Fund             1.08%


         Such yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield    =        2 [((a - b) / cd) + 1)6 - 1]

                  Where:   a        =       dividends and interest earned during
                                            the period
                           b        =       expenses accrued for the period (net
                                            of reimbursements)
                           c        =       average daily number of shares
                                            outstanding during the period that
                                            were entitled to receive dividends
                           d        =       maximum offering price per share on
                                            the last day of the period

         TOTAL RETURN. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the Securities and Exchange Commission.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1 + T)n    =    ERV

                  Where:   P        =       a hypothetical initial payment of
                                            $1,000
                           T        =       average annual total return
                           n        =       number of years
                           ERV      =       ending  redeemable value at the end
                                            of the period of a hypothetical
                                            $1,000 payment made at the beginning
                                            of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         CUMULATIVE TOTAL RETURN. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR   =   ((ERV - P) / P ) 10

                  Where:   CTR      =       cumulative total return
                           ERV      =       ending redeemable value at the end
                                            of, the period of a hypothetical
                                            $1,000 payment made at the beginning
                                            of such period; and
                           P        =       initial payment of $1,000

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         Based on the foregoing, the average annual and cumulative total returns for the shares of the Funds as of September 30, 1999 were as follows:

                                                       Average Annual Return
                                                     as of September 30, 1999
                            ---------------------------------------------------------------------
                                  Cumulative             Since            One            Five
                               Since Inception*        Inception          Year           Years
                            ---------------------    -------------    -----------    ------------

Income Fund                         23.70   %             7.35   %        1.13  %          **
Growth and Income Fund              32.95                 9.97           12.81             **
Growth Fund                         34.80                10.48           16.31             **
Aggressive Growth Fund              38.08                11.37           20.54             **


*    Inception date of October 1, 1996.
**   Not in operation for the entire period.

NON-STANDARD DISTRIBUTION RATES

HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one year period ended September 30, 1999, the historical distribution rates of the shares of the Funds were as follows:

               Income Fund                        5.85%
               Growth and Income Fund             2.79%
               Growth Fund                        2.13%
               Aggressive Growth Fund             1.18%


         ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month by the number of days in that month and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for the one month period ended September 30, 1999 for the funds were as follows:


               Income Fund                        6.09%
               Growth and Income Fund             2.96%
               Growth Fund                        2.02%
               Aggressive Growth Fund             1.02%


CERTAIN PERFORMANCE COMPARISONS

         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper and such other data services.

                                    TAXATION

         Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

         For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Shares" in the Prospectus), such exchange will be considered a taxable sale of the shares being exchanged.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY TELEPHONE

         A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central Time in order for shares to be redeemed at that day's net asset value. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.

         Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by calling Investor Services at 1-800-637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

         In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include the taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

         Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, the shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

         Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

         o a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

         o a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

         o a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

         o any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

         The Funds do not accept signatures guaranteed by a notary public.

         The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

         When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Underlying Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S.  Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation.

         MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1:  Superior capacity for repayment.

         PRIME-2:  Strong capacity for repayment.

         PRIME-3:  Acceptable capacity for repayment.


                              FINANCIAL STATEMENTS

         The financial statements of FASF included in its annual report to shareholders dated September 30, 1999 is incorporated herein by reference.

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS


         (a) Amended and Restated Articles of Incorporation, as filed June 19, 1996 (Incorporated by reference to Exhibit (1) to initial filing, filed on July 2, 1996 (File Nos. 333-7463, 811-7687)).



*        (b)      Bylaws of Registrant, as amended through February 23, 1999.


         (c)      Not applicable


         (d) Form of Investment Advisory Agreement between the Registrant and First Bank National Association (Incorporated by reference to Exhibit (5) to initial filing, filed on July 2, 1996 (File Nos. 333-7463, 811-7687)).

         (e) Form of Distribution Agreement between the Registrant and SEI Financial Services Company (Incorporated by reference to Exhibit (6) initial filing, filed on July 2, 1996 (File Nos. 333-7463, 811-7687)).


         (f)      Not applicable


         (g)(1) Form of Custodian Agreement between the Registrant and First Trust National Association including form of Compensation Agreement pursuant thereto (Incorporated by reference to Exhibit (8) to initial filing, filed on July 2, 1996 (File Nos. 333-7463, 811-7687)).

         (g)(2) Assignment of Custodian Agreements and Security Lending Agency Agreement to U.S. Bank National Association, dated May 1, 1998 (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 4, filed on July 2, 1996 (File Nos. 333-7463, 811-7687)).



*        (g)(3)   Supplement to Custodian Agreement dated December 8, 1999.

*        (h)(1)   Administration Agreement dated December 8, 1999, by and
                  between U.S. Bank National Association and First American
                  Investment Funds, Inc.

         (i)(1) Opinion and Consent of Dorsey & Whitney, dated January 26, [superseded] (Incorporated by reference to Exhibit (10) to initial filing, filed on July 2, 1996 (File Nos. 333-7463, 811-7687)).



*        (j)(1)   Consent of Ernst & Young LLP.

*        (j)(2)   Consent of KPMG LLP.


         (k)      Not applicable


         (l) Investment Letter for Initial Shares of the respective Series (Incorporated by reference to Exhibit (13) to initial filing, filed on July 2, 1996 (File Nos. 333-7463, 811-7687)).


         (m)      Not applicable

         (n)      Not applicable



*        Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25. INDEMNIFICATION

         The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder.

         Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

         The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2,
1980).

         Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment adviser, U.S. Bank National Association (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

                                        POSITIONS AND OFFICES                   OTHER POSITIONS AND OFFICES
         NAME                             WITH THE MANAGER                    AND PRINCIPAL BUSINESS ADDRESS
---------------------          ----------------------------------       -----------------------------------------
John F. Grundhofer             Chairman, President and Chief            Chairman, President and Chief
                               Executive Officer                        Executive Officer of U.S. Bancorp*

Richard A. Zona                Director and Vice Chairman-Finance       Vice Chairman--Finance of U.S. Bancorp*

Philip G. Heasley              Director and Vice Chairman               Vice Chairman and Group Head of the
                                                                        Retail Product Group of U.S. Bancorp*

J. Robert Hoffmann             Director, Chief Credit Officer and       Executive Vice President and Chief Credit
                               Executive Vice President                 Officer of U.S. Bancorp*

Lee R. Mitau                   Director, General Counsel, Executive     Executive Vice President, Secretary, and
                               Vice President and Secretary             General Counsel of U.S. Bancorp*

Susan E. Lester                Director, Executive Vice President and   Executive Vice President and Chief
                               Chief Financial Officer                  Financial Officer of U.S. Bancorp*

Robert D. Sznewajs             Director and Vice Chairman               Vice Chairman of U.S. Bancorp*

Gary T. Duim                   Director and Vice Chairman               Vice Chairman of U.S. Bancorp*

----------------------------------

*  Address: 601 Second Avenue South, Minneapolis, Minnesota 55402.

ITEM 27. PRINCIPAL UNDERWRITERS:

         (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Registrant's securities also acts as a principal underwriter, distributor or investment adviser:

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor") acts as distributor for SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds, The PBHG Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, STI Classic Variable Trust, ARK Funds, Huntington Funds, SEI Asset Allocation Trust, TIP Funds, SEI Institutional Investments Trust, First American Strategy Funds, Inc., Highmark Funds, Armada Funds, PBHG Insurance Series Fund, Inc., Expedition Funds, Alpha Select Funds, Oak Associates Funds, The Nevis Funds, Inc., The Parkstone Group of Funds, CNI Charter Funds, The Parkstone Advantage Funds and

Ameriund Funds, Inc. pursuant to distribution agreements dated November 29, 1982, July 15, 1982, December 3, 1982, July 10, 1985, January 22, 1987, August
30, 1988, November 14, 1991, February 28, 1992, May 1, 1992, May 29, 1992,
November 1, 1992, November 1, 1992, January 28, 1993, June 1, 1993, July 16,
1993, December 27, 1994, January 27, 1995, March 1, 1995, August 18, 1995,
November 1, 1995, January 11, 1996, April 1, 1996, April 28, 1996, June 14,
1996, October 1, 1996, February 15, 1997, March 8, 1997, April 1, 1997, June 9,
1997, January 1, 1998, February 27, 1998, June 29, 1998, September 14, 1998,
April 1, 1999, May 1, 1999 and July 13, 1999, respectively.

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

         (b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

         NAME                  POSITIONS AND OFFICES WITH UNDERWRITER      POSITIONS AND OFFICES WITH REGISTRANT
---------------------          --------------------------------------      -------------------------------------
Alfred P. West, Jr.            Director, Chairman & Chief Executive                         --
                               Officer
Richard B. Lieb                Director, Executive Vice President                           --
Carmen V. Romeo                Director                                                     --
Mark J. Held                   President & Chief Operating Officer                          --
Gilbert L. Beebower            Executive Vice President                                     --
Dennis J. McGonigle            Executive Vice President                                     --
Robert M. Silvestri            Chief Financial Officer & Treasurer                          --
Leo J. Dolan, Jr.              Senior Vice President                                        --
Carl A. Guarino                Senior Vice President                                        --
Larry Hutchinson               Senior Vice President                                        --
Jack May                       Senior Vice President                                        --
Hartland J. McKeown            Senior Vice President                                        --
Kevin P. Robins                Senior Vice President & General Counsel     Vice President & Assistant Secretary
Patrick K. Walsh               Senior Vice President                                        --
Ronert Aller                   Vice President                                               --
Gordon W. Carpenter            Vice President                                               --
Todd Cipperman                 Vice President & Assistant Secretary                         --
S. Courtney E. Collier         Vice President & Assistant Secretary        Vice President & Assistant Secretary
Richard Deak                   Vice President & Assistant Secretary
Robert Crudup                  Vice President & Managing Director                           --
Barbara Doyne                  Vice President                                               --

Jeff Drennen                   Vice President                                               --
James R. Foggo                 Vice President & Assistant Secretary                         --
Vic Galef                      Vice President & Managing Director                           --
Lydia A. Gavalis               Vice President & Assistant Secretary        Vice President & Assistant Secretary
Kathy Heilig                   Vice President                                               --
Greg Gettinger                 Vice President & Assistant Secretary                         --
Jeff Jacobs                    Vice President                                               --
Samuel King                    Vice President                                               --
Kim Kirk                       Vice President & Managing Director                           --
John Krzeminski                Vice President & Managing Director                           --
Carolyn McLaurin               Vice President & Managing Director                           --
Mark Nagle                     Vice President                                            President
Joanne Nelson                  Vice President                                               --
Cynthia M. Parrish             Vice President & Assistant Secretary                         --
Kim Rainey                     Vice President                                               --
Rob Redecan                    Vice President                                               --
Maria Rinehart                 Vice President                                               --
Edward Searle                                                              Vice President & Assistant Secretary
Steve Smith                    Vice President                                               --
Daniel Spaventa                Vice President                                               --
Kathryn L. Stanton             Vice President & Assistant Secretary                         --
Lynda J. Striegel              Vice President & Assistant Secretary        Vice President & Assistant Secretary
Lori L. White                  Vice President & Assistant Secretary                         --
Wayne M. Withrow               Vice President & Managing Director                           --

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES


         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement No. 333-7463 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 28th day of January, 2000.


                       FIRST AMERICAN STRATEGY FUNDS, INC.

ATTEST:   /s/ James Volk                 By:   /s/ James R. Foggo
        -------------------------------      --------------------------------
          James Volk                           James R. Foggo
                                               Vice President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

         SIGNATURE                TITLE                                 DATE
         ---------                -----                                 ----

    /s/ James Volk                Controller (Principal                  **
-----------------------------     Financial and Accounting Officer)
         James Volk

             *                    Director                               **
-----------------------------
      John M. Murphy, Jr.

             *                    Director                               **
-----------------------------
      Robert J. Dayton

             *                    Director                               **
-----------------------------
    Andrew M. Hunter III

             *                    Director                               **
-----------------------------
    Leonard W. Kedrowski

             *                    Director                               **
-----------------------------
       Robert L. Spies

             *                    Director                               **
-----------------------------
      Joseph D. Strauss

             *                    Director                               **
-----------------------------
    Virginia L. Stringer

             *                    Director                               **
-----------------------------
       Roger A. Gibson

* By: /s/ James R. Foggo
     ------------------------
       James R. Foggo
      Attorney-in-Fact

** January 28, 2000

                                                                 EXHIBIT  (b)


AMENDMENT TO SECTION 3.13 ADOPTED AT BOARD OF DIRECTORS MEETING HELD 2/23/99.

                                     BYLAWS
                                       OF
                       FIRST AMERICAN STRATEGY FUNDS, INC.

                                   ARTICLE I.
                      SERIES NAMES, OFFICES, CORPORATE SEAL

                  Section 1.01. Names of Series. The names of the series represented by the series of shares designated in the corporation's articles of incorporation shall be as follows:

         Series A, Class One:         Income Fund.

         Series B, Class One:         Growth and Income Fund.

         Series C, Class One:         Growth Fund.

         Series D, Class One:         Aggressive Growth Fund.

                  Section 1.02. Registered Office. The registered office of the corporation in Minnesota shall be that set forth in the Articles of Incorporation or in the most recent amendment of the Articles of Incorporation or resolution of the directors filed with the Secretary of State of Minnesota changing the registered office.

                  Section 1.03. Other Offices. The corporation may have such other offices, within or without the State of Minnesota, as the directors shall, from time to time, determine.

                  Section 1.04. No Corporate Seal. The corporation shall have no corporate seal.

                                   ARTICLE II.
                            MEETINGS OF SHAREHOLDERS

                  Section 2.01. Place and Time of Meeting. Except as provided otherwise by Minnesota Statutes Chapter 302A, meetings of the shareholders may be held at any place, within or without the State of Minnesota, designated by the directors and, in the absence of such designation, shall be held at the registered office of the corporation in the State of Minnesota. The directors shall designate the time of day for each meeting and, in the absence of such designation, every meeting of shareholders shall be held at ten o'clock a.m.

                  Section 2.02. Regular Meetings. Annual meetings of shareholders are not required by these Bylaws. Regular meetings shall be held only with such frequency and at such times and places as provided in and required by Minnesota Statutes Section 302A.431 and the Investment Company Act of 1940.

                  Section 2.03. Special Meetings. Special meetings of the shareholders may be held at any time and for any purpose and may be called by the Chairman of the Board, the President, any two directors, or by one or more shareholders holding ten percent (10%) or more of the shares entitled to vote on the matters to be presented to the meeting.

                  Section 2.04. Quorum, Adjourned Meetings. The holders of ten percent (10%) of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting. In case a quorum shall not be present at a meeting, those present in person or by proxy shall adjourn the meeting to such day as they shall, by majority vote, agree upon without further notice other than by announcement at the meeting at which such adjournment is taken. If a quorum is present, a meeting may be adjourned from time to time without notice other than announcement at the meeting. At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. If a quorum is present, the shareholders may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

                  Section 2.05. Voting. At each meeting of the shareholders, every shareholder having the right to vote shall be entitled to vote either in person or by proxy. Each shareholder, unless the Articles of Incorporation provide otherwise, shall have one vote for each share having voting power registered in his name on the books of the corporation. Except as otherwise specifically provided by these Bylaws or as required by provisions of the Investment Company Act of 1940 or other applicable laws, all questions shall be decided by a majority vote of the number of shares entitled to vote and represented at the meeting at the time of the vote. If the matter(s) to be presented at a regular or special meeting relates only to particular series or classes of the corporation, then only the shareholders of such series or classes are entitled to vote on such matter(s).

                  Section 2.06. Voting - Proxies. The right to vote by proxy shall exist only if the instrument authorizing such proxy to act shall have been executed in writing by the shareholder himself or by his attorney thereunto duly authorized in writing. No proxy shall be voted after eleven months from its date unless it provides for a longer period. Proxies may be signed and transmitted by any means permitted by Minnesota Statutes Section 302A.449, Subd. 1, or any successor provision.

                  Section 2.07. Closing of Books. The Board of Directors may fix a time, not exceeding sixty (60) days preceding the date of any meeting of shareholders, as a record date for the determination of the shareholders entitled to notice of, and to vote at, such meeting, notwithstanding any transfer of shares on the books of the corporation after any record date so fixed. The Board of Directors may close the books of the corporation against the transfer of shares during the whole or any part of such period. If the Board of Directors fails to fix a record date for determination of the shareholders entitled to notice of, and to vote at, any meeting of shareholders, the record date shall be the thirtieth (30th) day preceding the date of such meeting.

                  Section 2.08. Notice of Meetings. There shall be mailed to each shareholder entitled to vote at a meeting, shown by the books of the corporation to be a holder of record of voting shares, at his address as shown by the books of the corporation, a notice setting out the date, time and place of each regular meeting and each special meeting, except where the meeting is an adjourned meeting and the date, time and place of the meeting were announced at the time of adjournment, which notice shall be mailed within the period required by law. Every notice of any special meeting shall state the purpose or purposes for which the meeting has been called, pursuant to Section 2.03, and the business transacted at all special meetings shall be confined to the purpose stated in such notice.

                  Section 2.09. Waiver of Notice. Notice of any regular or special meeting may be waived either before, at or after such meeting orally or in a writing signed by each shareholder or representative thereof entitled to vote the shares so represented. A shareholder, by his attendance at any meeting of shareholders, shall be deemed to have waived notice of such meeting, except where the shareholder objects at the beginning of the meeting to the transaction of business because the item may not lawfully be considered at that meeting and does not participate at that meeting in the consideration of the item at that meeting.

                  Section 2.10. Written Action. Any action which might be taken at a meeting of the shareholders may be taken without a meeting if done in writing and signed by all of the shareholders entitled to vote on that action. If the action to be taken relates to particular series or classes of the corporation, then only shareholders of such series or classes are entitled to vote on such action.


                                  ARTICLE III.
                                    DIRECTORS

                  Section 3.01. Number, Qualification and Term of Office. Until the first meeting of shareholders, the number of directors shall be the number named in the Articles of Incorporation. Thereafter, the number of directors shall be established by resolution of the shareholders (subject to the authority of the Board of Directors to increase or decrease the number of directors as permitted by law). In the absence of such shareholder resolution, the number of directors shall be the number last fixed by the shareholders, the Board of Directors or the Articles of Incorporation. Directors need not be shareholders. Each of the directors shall hold office until the regular meeting of shareholders next held after his election and until his successor shall have been elected and shall qualify, or until the earlier death, resignation, removal or disqualification of such director.

                  Section 3.02. Election of Directors. Except as otherwise provided in Sections 3.11 and 3.12 hereof, the directors shall be elected at the regular shareholders' meeting. In the event that directors are not elected at a regular shareholders' meeting, then directors may be elected at a special shareholders' meeting, provided that the notice of such meeting shall contain mention of such purpose. At each shareholders' meeting for the election of directors, the directors shall be elected by a plurality of the votes validly cast at such election. Each holder of shares of each series or class of stock of the corporation shall be entitled to vote for directors and shall have equal voting power for each share of each series or class of the corporation.
                  Section 3.03.  General Powers.

                  (a) Except as otherwise permitted by statute, the property, affairs and business of the corporation shall be managed by the Board of Directors, which may exercise all the powers of the corporation except those powers vested solely in the shareholders of the corporation by statute, the Articles of Incorporation or these Bylaws, as amended.

                  (b) All acts done by any meeting of the directors or by any person acting as a director, so long as his successor shall not have been duly elected or appointed, shall, notwithstanding that it be afterwards discovered that there was some defect in the election of the directors or such person acting as aforesaid or that they or any of them were disqualified, be as valid as if the directors or such other person, as the case may be, had been duly elected and were or was qualified to be directors or a director of the corporation.

                  Section 3.04.  Power to Declare Dividends.

                  (a) The Board of Directors, from time to time as they may deem advisable, may declare and pay or ratify dividends in cash or other property of the corporation, out of any source available for dividends, to the shareholders of each series or class of stock of the corporation according to their respective rights and interests in the investment portfolio of the corporation issuing such series or class of stock.

                  (b) The Board of Directors shall cause to be accompanied by a written statement any dividend payment wholly or partly from any source other than

                  (i) the accumulated and accrued undistributed net income of each series or class (determined in accordance with generally accepted accounting practice and the rules and regulations of the Securities and Exchange Commission then in effect) and not including profits or losses realized upon the sale of securities or other properties; or

                  (ii) the net income of each series or class so determined for the current or preceding fiscal year.

Such statement shall adequately disclose the source or sources of such payment and the basis of calculation and shall be in such form as the Securities and Exchange Commission may prescribe.

                           (c) Notwithstanding the above provisions of this
Section 3.04, the Board of Directors may at any time declare and distribute pro rata among the shareholders of each series or class of stock a "stock dividend" out of the authorized but unissued shares of stock of each series or class, including any shares previously purchased by a series or class of the corporation.

                  Section 3.05. Board Meetings. Meetings of the Board of Directors may be held from time to time at such time and place within or without the State of Minnesota as may be designated in the notice of such meeting.

                  Section 3.06. Calling Meetings, Notice. A director may call a board meeting by giving two (2) days notice to all directors of the date, time and place of the meeting; provided that if the day or date, time and place of a board meeting have been announced at a previous meeting of the board, no notice is required.

                  Section 3.07. Waiver of Notice. Notice of any meeting of the Board of Directors may be waived by any director either before, at or after such meeting orally or in a writing signed by such director. A director, by his attendance and participation in the action taken at any meeting of the Board of Directors, shall be deemed to have waived notice of such meeting, except where the director objects at the beginning of the meeting to the transaction of business because the item may not lawfully be considered at that meeting and does not participate at that meeting in the consideration of the item at that meeting.

                  Section 3.08. Quorum. A majority of the directors holding office immediately prior to a meeting of the Board of Directors shall constitute a quorum for the transaction of business at such meeting; provided however, notwithstanding the above, if the Board of Directors is taking action pursuant to the Investment Company Act of 1940, as now enacted or hereafter amended, a majority of directors who are not "interested persons" (as defined by the Investment Company Act of 1940, as now enacted or hereafter amended) of the corporation shall constitute a quorum for taking such action.

                  Section 3.09. Advance Consent or Opposition. A director may give advance written consent or opposition to a proposal to be acted on at a meeting of the Board of Directors. If such director is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the director has consented or objected. This procedure shall not be used to act on any investment advisory agreement or on any plan of distribution adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended.

                  Section 3.10. Conference Communications. Any or all directors may participate in any meeting of the Board of Directors, or of any duly constituted committee thereof, by any means of communication through which the directors may simultaneously hear each other during such meeting. For the purposes of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this Section 3.10 shall be deemed present in person at the meeting, and the place of the meeting shall be the place of origination of the conference communication. This procedure shall not be used to act on any investment advisory agreement or on any plan of distribution adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended.
                  Section 3.11. Vacancies; Newly Created Directorships. Vacancies in the Board of Directors of this corporation occurring by reason of death, resignation, removal or disqualification shall be filled for the unexpired term by a majority of the remaining directors of the Board although less than a quorum; newly created directorships resulting from an increase in the authorized number of directors by action of the Board of Directors as permitted by Section 3.01 may be filled by a two-thirds (2/3) vote of the directors serving at the time of such increase; and each person so elected shall be a director until his successor is elected by the shareholders at their next regular or special meeting; provided, however, that no vacancy can be filled as provided above if prohibited by the provisions of the Investment Company Act of 1940.

                  Section 3.12. Removal. The entire Board of Directors or an individual director may be removed from office, with or without cause, by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors. In the event that the entire Board or any one or more directors be so removed, new directors shall be elected at the same meeting, or the remaining directors may, to the extent vacancies are not filled at such meeting, fill any vacancy or vacancies created by such removal. A director named by the Board of Directors to fill a vacancy may be removed from office at any time, with or without cause, by the affirmative vote of the remaining directors if the shareholders have not elected directors in the interim between the time of the appointment to fill such vacancy and the time of the removal.

                  Section 3.13. Committees. A resolution approved by the affirmative vote of a majority of the Board of Directors may establish committees having the authority of the Board in the management of the business of the corporation to the extent provided in the resolution. A committee shall consist of one or more persons, who need not be directors, appointed by affirmative vote of a majority of the directors present. Committees are subject to the direction and control of, and vacancies in the membership thereof shall be filled by, the Board of Directors.

                  Except as provided in the following paragraph, a majority of the members of the committee present at a meeting is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in a resolution approved by the affirmative vote of a majority of the directors present.

                  If a Pricing Committee is appointed, a quorum of such committee shall consist of one member of the committee.

                  Section 3.14. Written Action. Any action which might be taken at a meeting of the Board of Directors, or any duly constituted committee thereof, may be taken without a meeting if done in writing and signed by all of the directors or committee members. Any action, other than an action requiring shareholder approval, which might be taken at a meeting of the Board of Directors, or any duly constituted committee thereof, may be taken without a meeting if done in writing and signed by a majority of all of the directors or committee members.

                  Section 3.15. Compensation. Directors shall receive such fixed sum per meeting attended or such fixed annual sum as shall be determined, from time to time, by resolution of the Board of Directors. All directors shall receive their expenses, if any, of attendance at meetings of the Board of Directors or any committee thereof. Nothing herein contained shall be construed to preclude any director from serving this corporation in any other capacity and receiving proper compensation therefor.


                                   ARTICLE IV.
                 OFFICERS AND CHAIRMAN OF THE BOARD OF DIRECTORS

                  Section 4.01. Number. The officers of the corporation shall consist of the President, one or more Vice Presidents (if desired by the Board), a Secretary, a Treasurer and such other officers and agents as may, from time to time, be elected by the Board of Directors. Any number of offices may be held by the same person.

                  Section 4.02. Election, Term of Office and Qualifications. The Board of Directors shall elect, from within or without their number, the officers referred to in Section 4.01 of these Bylaws, each of whom shall have the powers, rights, duties, responsibilities and terms in office provided for in these Bylaws or a resolution of the Board not inconsistent therewith. The President and all other officers who may be directors shall continue to hold office until the election and qualification of their successors, notwithstanding an earlier termination of their directorship.

                  Section 4.03. Resignation. Any officer (or the Chairman of the Board of Directors) may resign his office at any time by delivering a written resignation to the corporation. Unless otherwise specified therein, such resignation shall take effect upon delivery.

                  Section 4.04. Removal and Vacancies. Any officer (or the Chairman of the Board of Directors) may be removed from his office by a majority of the Board of Directors with or without cause. Such removal, however, shall be without prejudice to the contract rights of the person so removed. If there be a vacancy among the officers (or the Chairman of the Board of Directors) of the corporation by reason of death, resignation or otherwise, such vacancy shall be filled for the unexpired term by the Board of Directors.

                  Section 4.05. Chairman of the Board. The Board of Directors may elect one of its members as Chairman of the Board. The Chairman of the Board, if one is elected, shall preside at all meetings of the shareholders and directors and shall have such other duties as may be prescribed, from time to time, by the Board of Directors. The Chairman of the Board of Directors will under no circumstances be deemed to be an "officer" of the corporation, and an individual serving as Chairman of the Board of Directors will not be deemed to be an "affiliated person" with respect to the corporation (under the Investment Company Act of 1940, as amended) solely by virtue of such person's position as Chairman of the Board of Directors of the corporation.

                  Section 4.06. President. The President shall have general active management of the business of the corporation. In the absence of the Chairman of the Board, he shall preside at all meetings of the shareholders and directors. He shall be the chief executive officer of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall be ex officio a member of all standing committees. He may execute and deliver, in the name of the corporation, any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the corporation and, in general, shall perform all duties usually incident to the office of the President. He shall have such other duties as may, from time to time, be prescribed by the Board of Directors.

                  Section 4.07. Vice President. Each Vice President shall have such powers and shall perform such duties as may be specified in the Bylaws or prescribed by the Board of Directors or by the President. In the event of absence or disability of the President, Vice Presidents shall succeed to his power and duties in the order designated by the Board of Directors.

                  Section 4.08. Secretary. The Secretary shall be secretary of, and shall attend, all meetings of the shareholders and Board of Directors and shall record all proceedings of such meetings in the minute book of the corporation. He shall give proper notice of meetings of shareholders and directors. He shall perform such other duties as may, from time to time, be prescribed by the Board of Directors or by the President.

                  Section 4.09. Treasurer. The Treasurer shall be the chief financial officer and shall keep accurate accounts of all money of the corporation received or disbursed. He shall deposit all moneys, drafts and checks in the name of, and to the credit of, the corporation in such banks and depositories as a majority of the Board of Directors shall, from time to time, designate. He shall have power to endorse, for deposit, all notes, checks and drafts received by the corporation. He shall disburse the funds of the corporation, as ordered by the Board of Directors, making proper vouchers therefor. He shall render to the President and the directors, whenever required, an account of all his transactions as Treasurer and of the financial condition of the corporation, and shall perform such other duties as may, from time to time, be prescribed by the Board of Directors or by the President.

                  Section 4.10. Assistant Secretaries. At the request of the Secretary, or in his absence or disability, any Assistant Secretary shall have power to perform all the duties of the Secretary, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the Secretary. The Assistant Secretaries shall perform such other duties as from time to time may be assigned to them by the Board of Directors or the President.

                  Section 4.11. Assistant Treasurers. At the request of the Treasurer, or in his absence or disability, any Assistant Treasurer shall have power to perform all the duties of the Treasurer, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. The Assistant Treasurers shall perform such other duties as from time to time may be assigned to them by the Board of Directors or the President.

                  Section 4.12. Compensation. The officers (and the Chairman of the Board of Directors) of this corporation shall receive such compensation for their services as may be determined, from time to time, by resolution of the Board of Directors.

                  Section 4.13. Surety Bonds. The Board of Directors may require any officer or agent of the corporation to execute a bond (including, without limitation, any bond required by the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission) to the corporation in such sum and with such surety or sureties as the Board of Directors may determine, conditioned upon the faithful performance of his duties to the corporation, including responsibility for negligence and for the accounting of any of the corporation's property, funds or securities that may come into his hands. In any such case, a new bond of like character shall be given at least every six years, so that the dates of the new bond shall not be more than six years subsequent to the date of the bond immediately preceding.


                                   ARTICLE V.
                    SHARES AND THEIR TRANSFER AND REDEMPTION

                  Section 5.01.  Certificate for Shares.

                  (a) The corporation may have certificated or uncertificated shares, or both, as designated by resolution of the Board of Directors. Every owner of certificated shares of the corporation shall be entitled to a certificate, to be in such form as shall be prescribed by the Board of Directors, certifying the number of shares of the corporation owned by him. Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the new shareholder the information required to be stated on certificates. Certificated shares shall be numbered in the order in which they shall be issued and shall be signed, in the name of the corporation, by the President or a Vice President and by the Secretary or an Assistant Secretary or by such officers as the Board of Directors may designate. Such signatures may be by facsimile if authorized by the Board of Directors. Every certificate surrendered to the corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in
Section 5.08.

                  (b) In case any officer, transfer agent or registrar who shall have signed any such certificate, or whose facsimile signature has been placed thereon, shall cease to be such an officer (because of death, resignation or otherwise) before such certificate is issued, such certificate may be issued and delivered by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                  Section 5.02. Issuance of Shares. The Board of Directors is authorized to cause to be issued shares of the corporation up to the full amount authorized by the Articles of Incorporation in such series or classes and in such amounts as may be determined by the Board of Directors and as may be permitted by law. No shares shall be allotted except in consideration of cash or other property, tangible or intangible, received or to be received by the corporation under a written agreement, of services rendered or to be rendered to the corporation under a written agreement, or upon a share dividend. At the time of such allotment of shares, the Board of Directors making such allotments shall state, by resolution, their determination of the fair value to the corporation in monetary terms of any consideration other than cash for which shares are allotted. No shares of stock issued by the corporation shall be issued, sold or exchanged by or on behalf of the corporation for any amount less than the net asset value per share of the shares outstanding as determined pursuant to
Article X hereunder.

                  Section 5.03. Redemption of Shares. Upon the demand of any shareholder, this corporation shall redeem any share of stock issued by it held and owned by such shareholder at the net asset value thereof as determined pursuant to Article X hereunder. The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when: (a) trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency as defined by rules of the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the corporation not reasonably practicable.

                  If the value of such shareholder's interest in the corporation falls below the required minimum investment, as may be set from time to time by the Board of

Directors, the corporation's officers are authorized, in their discretion and on behalf of the corporation, to redeem such shareholder's entire interest and remit such amount, provided that such a redemption will only be effected by the corporation following: (a) a redemption by a shareholder, which causes the value of such shareholder's interest in the corporation to fall below the required minimum investment; (b) the mailing by the corporation to such shareholder of a "notice of intention to redeem"; and (c) the passage of at least sixty (60) days from the date of such mailing, during which time the shareholder will have the opportunity to make an additional investment in the corporation to increase the value of such shareholder's account to at least the required minimum investment.

                  Section 5.04. Transfer of Shares. Transfer of shares on the books of the corporation may be authorized only by the shareholder named in the certificate, or the shareholder's legal representative, or the shareholder's duly authorized attorney-in-fact, and upon surrender of the certificate or the certificates for such shares or a duly executed assignment covering shares held in unissued form. The corporation may treat as the absolute owner of shares of the corporation the person or persons in whose name shares are registered on the books of the corporation.

                  Section 5.05. Registered Shareholders. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of Minnesota.

                  Section 5.06. Transfer of Agents and Registrars. The Board of Directors may from time to time appoint or remove transfer agents and/or registrars of transfers of shares of stock of the corporation, and it may appoint the same person as both transfer agent and registrar. Upon any such appointment being made all certificates representing shares of capital stock thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars of transfers or by both and shall not be valid unless so countersigned. If the same person shall be both transfer agent and registrar, only one countersignature by such person shall be required.

                  Section 5.07. Transfer Regulations. The shares of stock of the corporation may be freely transferred, and the Board of Directors may from time to time adopt rules and regulations with reference to the method of transfer of shares of stock of the corporation.

                  Section 5.08. Lost, Stolen, Destroyed and Mutilated Certificates. The holder of any stock of the corporation shall immediately notify the corporation of any loss, theft, destruction or mutilation of any certificate therefor, and the Board of Directors may, in its discretion, cause to be issued to him a new certificate or certificates of stock, upon the surrender of the mutilated certificate or in case of loss, theft or destruction of the certificate upon satisfactory proof of such loss, theft or destruction. A new certificate or certificates of stock will be issued to the owner of the lost, stolen or destroyed certificate only after such owner, or his legal representatives, gives to the corporation and to such registrar or transfer agent as may be authorized or required to countersign such new certificate or certificates a bond, in such sum as they may direct, and with such surety or sureties, as they may direct, as indemnity against any claim that may be made against them or any of them on account of or in connection with the alleged loss, theft or destruction of any such certificate.


                                   ARTICLE VI.
                                    DIVIDENDS

                  Section 6.01. The net investment income of each series or class of the corporation will be determined, and its dividends shall be declared and made payable at such time(s), as the Board of Directors shall determine; dividends shall be payable to shareholders of record as of the date specified or ratified by the Board of Directors.

                  It shall be the policy of each series or class of the corporation to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code, so that such series or class will not be subjected to federal income tax on such part of its income or capital gains as it distributes to shareholders.






                                  ARTICLE VII.
                      BOOKS AND RECORDS, AUDIT, FISCAL YEAR

                  Section 7.01. Share Register. The Board of Directors of the corporation shall cause to be kept at its principal executive office, or at another place or places within the United States determined by the Board:

                  (1) a share register not more than one year old, containing the names and addresses of the shareholders and the number and series or class of shares held by each shareholder; and

                  (2) a record of the dates on which certificates or transaction statements representing shares were issued.

                  Section 7.02. Other Books and Records. The Board of Directors shall cause to be kept at its principal executive office, or, if its principal executive office is not in Minnesota, shall make available at its registered office within ten days after receipt by an officer of the corporation of a written demand for them made by a shareholder or other person authorized by Minnesota Statutes Section 302A.461, originals or copies of the documents required by Minnesota Statutes Section 302A.461, Subd. 2, as the same may be amended from time to time, or any successor provision.

                  Section 7.03.  Audit; Accountant.

                  (a) The Board of Directors shall cause the records and books of account of the corporation to be audited at least once in each fiscal year and at such other times as it may deem necessary or appropriate.

                  (b) The corporation shall employ an independent public accountant or firm of independent public accountants as its Accountant to examine the accounts of the corporation and to sign and certify financial statements filed by the corporation. The Accountant's certificates and reports shall be addressed both to the Board of Directors and to the shareholders.

                  (c) A majority of the members of the Board of Directors shall select the Accountant annually within a reasonable period before or after the beginning of the corporation's fiscal year. Such selection shall be submitted for ratification or rejection at the next succeeding regular shareholders' meeting. If such meeting shall reject such selection, the Accountant shall be selected by majority vote, either at the meeting at which the rejection occurred or at a subsequent meeting of shareholders called for the purpose.

                  (d) Any vacancy occurring between annual meetings, due to the death, resignation or otherwise of the Accountant, may be filled by the Board of Directors.

                  Section 7.04. Fiscal Year. The fiscal year of the corporation shall be determined by the Board of Directors.

                                  ARTICLE VIII.
                       INDEMNIFICATION OF CERTAIN PERSONS

                  Section 8.01. The corporation shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended.


                                   ARTICLE IX.
                              VOTING OF STOCK HELD

                  Section 9.01. Unless otherwise provided by resolution of the Board of Directors, the President, any Vice President, the Secretary or the Treasurer, may from time to time appoint an attorney or attorneys or agent or agents of the corporation, in the name and on behalf of the corporation, to cast the votes which the corporation may be entitled to cast as a stockholder or otherwise in any other corporation or association, any of whose stock or securities may be held by the corporation, at meetings of the holders of the stock or other securities of any such other corporation or association, or to consent in writing to any action by any such other corporation or association, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the corporation, such written proxies, consents, waivers or other instruments as it may deem necessary or proper; or any of such officers may themselves attend any meeting of the holders of stock or other securities of any such corporation or association and thereat vote or exercise any or all other rights of the corporation as the holder of such stock or other securities of such other corporation or association, or consent in writing to any action by any such other corporation or association.


                                   ARTICLE X.
                          VALUATION OF NET ASSET VALUE

                  10.01. The net asset value per share of each series or class of stock of the corporation shall be determined in good faith by or under supervision of the officers of the corporation as authorized by the Board of Directors as often and on such days and at such time(s) as the Board of Directors shall determine, or as otherwise may be required by law, rule, regulation or order of the Securities and Exchange Commission.





                                   ARTICLE XI.
                                CUSTODY OF ASSETS

                  Section 11.01. All securities and cash owned by this corporation shall, as hereinafter provided, be held by or deposited with a bank or trust company having (according to its last published report) not less than Two Million Dollars ($2,000,000) aggregate capital, surplus and undivided profits (the "Custodian").

                  This corporation shall enter into a written contract with the custodian regarding the powers, duties and compensation of the Custodian with respect to the cash and securities of this corporation held by the Custodian. Said contract and all amendments thereto shall be approved by the Board of Directors of this corporation. In the event of the Custodian's resignation or termination, the corporation shall use its best efforts promptly to obtain a successor Custodian and shall require that the cash and securities owned by this corporation held by the Custodian be delivered directly to such successor Custodian.

                                  ARTICLE XII.
                                   AMENDMENTS

                  Section 12.01. These Bylaws may be amended or altered by a vote of the majority of the Board of Directors at any meeting provided that notice of such proposed amendment shall have been given in the notice given to the directors of such meeting. Such authority in the Board of Directors is subject to the power of the shareholders to change or repeal such bylaws by a majority vote of the shareholders present or represented at any regular or special meeting of shareholders called for such purpose, and the Board of Directors shall not make or alter any Bylaws fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the Board of Directors, or fixing the number of directors or their classifications, qualifications or terms of office, except that the Board of Directors may adopt or amend any Bylaw to increase or decrease their number.


                                  ARTICLE XIII.
                                  MISCELLANEOUS

                  Section 13.01. Interpretation. When the context in which words are used in these Bylaws indicates that such is the intent, singular words will include the plural and vice versa, and masculine words will include the feminine and neuter genders and vice versa.

                  Section 13.02. Article and Section Titles. The titles of Articles and Sections in these Bylaws are for descriptive purposes only and will not control or alter the meaning of any of these Bylaws as set forth in the text.

                                                                  EXHIBIT (g)(3)


                        SUPPLEMENT TO CUSTODIAN AGREEMENT

                       FIRST AMERICAN STRATEGY FUNDS, INC.

                         U.S. BANK NATIONAL ASSOCIATION

         WHEREAS, First American Strategy Funds, Inc., a mutual fund organized as a Minnesota corporation (hereinafter called the "Fund"), and First Trust National Association, a national banking association organized and existing under the laws of the United States of America, previously entered into that Custodian Agreement dated September 20, 1993. (the "Custodian Agreement"); and

         WHEREAS, First Trust National Association, with the consent of the Fund, assigned its rights and obligations under the Custodian Agreement to U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America (the "Custodian") by an Assignment and Assumption Agreement dated as of May 1, 1998; and

         WHEREAS, the Fund and the Custodian wish to supplement the Custodian Agreement as set forth herein.

         NOW, THEREFORE, the Fund and the Custodian hereby agree that:

         1. Custodian shall hold harmless and indemnify Fund from and against any claims, loss, liability or expense (collectively a "Claim") arising out of Custodian's failure to comply with the terms of this Agreement or arising out of Custodian's negligence, willful misconduct, or bad faith. Custodian shall not be liable for consequential, special or punitive damages. Custodian may reasonably request and obtain the advice and opinion of counsel for Fund, or of its own counsel with respect to questions or matters of law, and it shall be without liability to Fund for any action taken or omitted by it in good faith, in conformity with such advice or opinion.

         2. The Fund agrees to indemnify and hold the Custodian harmless from and against any Claim arising from the Custodian's performance of its duties hereunder or its actions taken at the direction of the Fund, provided that the Custodian shall not be indemnified for any Claim arising out of Custodian's failure to comply with the terms of this Agreement or arising out of Custodian's negligence, bad faith or willful misconduct. Fund shall not be liable for consequential, special or punitive damages.

         3. Custodian may rely upon the advice of Fund and upon statements of Fund's accountants and other persons believed by it in good faith, to be experts in matters upon which they are consulted, and Custodian shall not be liable for any actions taken, in good faith without negligence in reliance upon such statements.

         4. If Fund requires Custodian in any capacity to take, with respect to any securities, any action which involves the payment of money by it, or which in Custodian's opinion might make it or its nominee liable for payment of monies or in any other way, Custodian, upon notice to Fund given prior to such actions, shall be and be kept indemnified by Fund in an amount and form satisfactory to Custodian against any liability on account of such action.

         5. Custodian shall be entitled to receive, and Fund agrees to pay to Custodian, on demand, reimbursement for such cash disbursements, costs and expenses as may be agreed upon from time to time by Custodian and Fund.

         6. Custodian shall be protected in acting as custodian hereunder upon any instructions, advice, notice, request, consent, certificate or other instrument or paper reasonably appearing to it to be genuine and to have been properly executed and shall, unless otherwise specifically provided herein, be entitled to receive as conclusive proof of any fact or matter required to be ascertained from Fund hereunder, a certificate signed by the Fund's President, or other officer specifically authorized for such purpose.

         7. Without limiting the generality of the foregoing, Custodian shall be under no duty or obligation to inquire into, and shall not be liable for:

                  a. The validity of the issue of any securities purchased by or for Fund, the legality of the purchase thereof or evidence of ownership required by Fund to be received by Custodian, or the propriety of the decision to purchase or amount paid therefore; or

                  b. The legality of the sale of any securities by or for Fund, or the propriety of the amount for which the same are sold.

         8. Custodian shall not be liable for any loss or diminution of securities by reason of investment experience or for its actions taken in reliance upon an instruction from Fund.

         9. Custodian shall not be liable for, or considered to be Custodian of, any money represented by any check, draft, wire transfer, clearing house funds, uncollected funds, or instrument for the payment or money received by it on behalf of Fund, until Custodian actually receives such money, provided only that it shall advise Fund promptly if it fails to receive any such money in the ordinary course of business, and use its best efforts and cooperate with Fund toward the end that such money shall be received.

         10. Custodian shall not be responsible for loss occasioned by the acts, neglect, defaults or insolvency of any broker, bank trust company, or any other person with whom Custodian may deal in the absence of negligence, or bad faith on the part of Custodian.

         IN WITNESS WHEREOF, the parties have caused this Supplement to be duly executed and delivered as of December 8, 1999.


                                       FIRST AMERICAN STRATEGY FUNDS,
                                       INC.


                                       By
                                         ---------------------------------------
                                         Its
                                            ------------------------------------


                                       U.S. BANK NATIONAL ASSOCIATION


                                       By
                                         ---------------------------------------
                                         Its
                                            ------------------------------------

                                                                  EXHIBIT (h)(1)


                            ADMINISTRATION AGREEMENT

            THIS AGREEMENT, made as of this 1st day of January 2000, by and between First American Strategy Funds, Inc., a Minnesota corporation (the "Fund"), and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America (the "Administrator").

            WHEREAS, the Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares of Common Stock; and

            WHEREAS, the Fund desires the Administrator to provide, and the Administrator is willing to provide, administrative and other services as set forth herein to such portfolios of the Fund as the Fund and the Administrator may agree ("Portfolios") and as listed on the schedules attached hereto ("Schedules") and made a part of this Agreement, on the terms and conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

            ARTICLE 1. Retention of the Administrator. The Fund hereby retains the Administrator to act as the administrator of the Portfolios and to furnish the Portfolios with the administrative and other services set forth in Article 2 below. The Administrator hereby accepts such employment to perform the duties set forth below.

            The Administrator shall, for all purposes herein, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way and shall not be deemed an agent of the Fund.

            ARTICLE 2. Administrative Services. The Administrator shall perform, or supervise the performance by others of, administrative and other services as set forth herein in connection with the operations of the Portfolios. The Administrator is authorized to appoint and compensate from its resources one or more other entities to perform such services on a subcontracted basis in connection with the operations of the Portfolios and, on behalf of the Fund, will investigate, assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Portfolios' operations. If the Administrator appoints one or more other entities to perform services called for by this Agreement on a subcontracted basis as aforesaid, the Administrator nevertheless shall remain liable to the Fund and the Portfolios for the acts and omissions of such other entities as if the Administrator itself performed such services.

            (A) Administrative and Accounting Services. The Administrator shall provide the Fund with regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities (including facilities for Shareholders' and Directors' meetings) for handling the affairs of the Portfolios and such other services as the Administrator shall, from time to time, determine to be necessary to perform its obligations under this Agreement. In addition, at the request of the Board of Directors, the Administrator shall make reports to the Fund's Directors concerning the performance of its obligations hereunder including such activities as are set forth on Exhibit A hereto, as amended by agreement of the parties from time to time.

Without limiting the generality of the foregoing, the Administrator shall:

            (a) calculate Fund expenses and control all disbursements for the Fund, and as appropriate compute the Fund's yields, total return, expense ratios, portfolio turnover rate and, if required, portfolio average dollar-weighted maturity;

            (b) assist outside Fund counsel with preparation of prospectuses, statements of additional information, registration statements and proxy materials;

            (c) prepare such reports, applications and documents (including reports regarding the sale and redemption of shares as may be required in order to comply with Federal and state securities law) as may be necessary or desirable to register the Fund's shares with state securities authorities, monitor sale of Fund shares for compliance with state securities laws, and file with the appropriate securities authorities the registration statements and reports for the Fund and the Fund's shares and all amendments thereto, as may be necessary or convenient to register and keep effective the Fund and the Fund's shares with state securities authorities to enable the Fund to make a continuous offering of its shares;

            (d) develop and prepare communications to shareholders, including the annual report to shareholders, coordinate mailing prospectuses, notices, proxy statements, proxies and other reports to Fund shareholders, and supervise and facilitate the solicitation of proxies solicited by the Fund for all shareholder meetings, including the tabulation process for shareholder meetings;

            (e) prepare, negotiate, and administer contracts on behalf of the Fund with, among others, the Fund's distributor, subject to any approvals or reapprovals by the Fund's Board of Directors required by applicable law or Board procedures;

            (f) maintain the Fund's general ledger and prepare the Fund's financial statements, including expense accruals and payments, determine the net asset value of the Fund's assets and of the Fund's shares, and provide for the payment of dividends and other distributions to shareholders;

            (g) calculate performance data of the Fund and the Portfolios for dissemination to information services covering the investment company industry;

            (h) coordinate and supervise the preparation and filing of the Fund's tax returns;

            (i) examine and review the operations and performance of the various organizations providing services to the Fund or any Portfolio directly or on a subcontracted basis as provided for herein including, without limitation, the Fund's distributor, transfer agent, accounting services agent, outside Fund counsel and independent public accountants, and at the request of the Board of Directors, report to the Board on the performance of such organizations;

            (j) provide for and coordinate the layout and printing of publicly disseminated prospectuses and the Fund's semi-annual and annual reports to shareholders;

            (k) provide internal legal and administrative services as requested by the Fund from time to time;

            (l) provide for and coordinate the design, development, and operation of the Fund, including new portfolio and class investment objectives, policies and structure;

            (m) provide individuals reasonably acceptable to the Fund's Board of Directors for nomination, appointment, or election as officers of the Fund, who will be responsible for the management of certain of the Fund's affairs as determined by the Fund's Board of Directors;

            (n) advise the Fund and its Board of Directors on matters concerning the Fund and its affairs;

            (o) obtain and keep in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Fund in accordance with the requirements of Rules 17g-1 and 17d-1(7) under the 1940 Act as such bonds and policies are approved by the Fund's Board of Directors;

            (p) monitor and advise the Fund and the Portfolios on their registered investment company status under the Internal Revenue Code of 1986, as amended;

            (q) perform all administrative services and functions required for the operation of the Fund and each Portfolio to the extent such administrative services and functions are not provided to the Fund or such Portfolio pursuant to the Fund's or such Portfolio's investment advisory agreement, distribution agreement and custodian agreement;

            (r) furnish advice and recommendations with respect to other aspects of the business and affairs of the Portfolios as the Fund and the Administrator shall determine desirable; and

            (s) prepare and file with the SEC the semi-annual reports for the Fund on Form N-SAR and all required notices pursuant to Rule 24f-2.

Also, the Administrator will perform other services for the Fund as agreed from time to time at the request of the Board of Directors, including, but not limited to, performing internal audit examinations; mailing annual reports of the Portfolios; preparing a list of shareholders; and mailing notices of shareholders' meetings, proxies and proxy statements, for all of which the Fund will pay the Administrator's out-of-pocket expenses.

            (B) Transfer Agency and Dividend Disbursing Services. The Administrator agrees to perform the usual and ordinary services of transfer agent and dividend disbursing agent including, without limitation, the following: maintaining all shareholder accounts; preparing shareholder meeting lists; mailing shareholder reports and prospectuses; tracking shareholder accounts for Blue Sky and Rule 12b-1 purposes; withholding taxes on non-resident alien and foreign corporation accounts; preparing and mailing checks for disbursement of income dividends and capital gains distributions; preparing and filing U.S. Treasury Department Form 1099 for all shareholders; preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of Fund shares and other transactions in shareholder accounts for which confirmations are required; recording reinvestments of dividends and distributions in Fund shares; recording redemptions and Fund shares; and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. The Administrator has and will maintain all registrations required under applicable law in order for it to perform such transfer agency services and maintains and will maintain such records as are required under applicable law in connection with the provision of such services.

            (C) Shareholder Services. The Administrator may provide the Fund with other services to shareholders not otherwise the subject of this Article 2. These shareholder services may include personal services provided to shareholders, such as answering shareholder inquiries regarding a Portfolio and providing reports and other information and services related to the maintenance of shareholder accounts. The Fund hereby also authorizes the Administrator to contract with qualifying broker-dealers, financial institutions and other such entities for the provision of such services to Fund shareholders. Any such arrangements shall be outside any shareholder servicing plans or agreements entered into by the Fund, and the Administrator shall pay the amounts due to such qualifying broker-dealers, financial institutions and other entities under any such arrangements from the Administrator's own resources.

            ARTICLE 3. Allocation of Charges and Expenses.

            (A) The Administrator. The Administrator shall furnish at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under this Agreement. The Administrator shall also provide the items which it is obligated to provide under this Agreement, and shall pay all compensation, if any, of officers of the Fund as well as all Directors of the Fund who are officers or employees of the Administrator or any affiliated corporation of the Administrator; provided, however, that unless otherwise specifically provided, the Administrator shall not be obligated to pay the compensation of any employee of the Fund retained by the Directors of the Fund to perform services on behalf of the Fund.

            (B) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund not otherwise allocated herein, including, without limitation, organizational costs, taxes, expenses for outside Fund counsel and independent auditing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the costs of custodial services, reasonable disbursements in connection with providing transfer agency services including, without limitation, postage and telephone communications expense, the cost of initial and ongoing registration of the shares under Federal and state securities laws, fees and out-of-pocket expenses of Directors who are not affiliated officers or employees of the Administrator or any affiliated corporation of the Administrator, insurance, interest, brokerage costs, dues and other expenses incident to the Fund's membership in the Investment Company Institute and other like associations, shareholder meetings, corporate reports and reports and notices to shareholders, litigation and other extraordinary or nonrecurring expenses, and all fees and charges of investment advisers to the Fund. The Administrator shall provide such information to the Board at such times as the Board may reasonably request to enable the Board to monitor such Fund expenses.

            ARTICLE 4. Compensation of the Administrator.

            (A) Administration Fee. For the services to be rendered, the facilities furnished and the expenses assumed by the Administrator pursuant to this Agreement, the Fund shall pay to the Administrator compensation at an annual rate specified in the Schedule. Such compensation shall be calculated and accrued daily, and paid to the Administrator monthly. The Fund shall also reimburse the Administrator for its reasonable out-of-pocket expenses including the travel and lodging expenses incurred by officers and employees of the Administrator in connection with attendance at Board meetings.

            If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, the Administrator's compensation for that part of the month in which this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Administrator's compensation for the preceding month shall be made promptly.

            (B) Compensation from Transactions. The Fund hereby authorizes any entity or person associated with the Administrator which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

            (C) Survival of Compensation Rates. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

            ARTICLE 5. Limitation of Liability of the Administrator. The duties of the Administrator shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Administrator hereunder. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable law which cannot be waived or modified hereby. (As used in this Article 5, the term "Administrator" shall include directors, officers, employees and other corporate agents of the Administrator as well as that corporation itself.)

            So long as the Administrator acts in good faith and with due diligence and without negligence, the Fund assumes full responsibility and shall indemnify the Administrator and hold it harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of said administration, transfer agency, and dividend disbursing relationships to the Fund or any other service rendered to the Fund hereunder. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

            The rights hereunder shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited; provided, however, that in the event that it is ultimately determined that indemnification is not warranted, any such amounts advanced hereunder shall be repaid. In order that the indemnification provision contained herein shall apply, however, it is understood that if in any case the Fund may be asked to indemnify or hold the Administrator harmless, the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Administrator will use all reasonable care to identify and notify the Fund promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Fund, but failure to do so in good faith shall not affect the rights hereunder.

            The Fund shall be entitled to participate at its own expense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Fund elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Fund and satisfactory to the Administrator, whose approval shall not be unreasonably withheld. In the event that the Fund elects to assume the defense of any suit and retain counsel, the Administrator shall bear the fees and expenses of any additional counsel retained by it. If the Fund does not elect to assume the defense of a suit, it will reimburse the Administrator for the reasonable fees and expenses of any counsel retained by the Administrator.

            The Administrator may apply to the Fund at any time for instructions and may consult outside counsel for the Fund or its own counsel and with accountants and other experts with respect to any matter arising in connection with the Administrator's duties, and the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the opinion of such counsel, accountants or other experts.

            Also, the Administrator shall be protected in acting upon any document which it reasonably believes to be genuine and to have been signed or presented by the proper person or persons.

            ARTICLE 6. Activities of the Administrator. The services of the Administrator rendered to the Fund are not to be deemed to be exclusive. The Administrator is free to render such services to others and to have other businesses and interests. It is understood that directors, officers, employees and shareholders of the Fund are or may be or become interested in the Administrator, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Administrator are or may be or become similarly interested in the Fund, and that the Administrator may be or become interested in the Fund as a shareholder or otherwise.

            ARTICLE 7. Duration of this Agreement. The Term of this Agreement shall be as specified in the Schedule.

            This Agreement shall not be assignable by either party without the written consent of the other party.

            ARTICLE 8. Amendments. This Agreement may be amended by the parties hereto only if such amendment is specifically approved (i) by the vote of a majority of the Directors of the Fund, and (ii) by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a Board of Directors meeting called for the purpose of voting on such approval.

            ARTICLE 9. Certain Records. The Administrator shall maintain customary records in connection with its duties as specified in this Agreement. Any records required to be maintained and preserved pursuant to Rules 31a-1 and 31a-2 under the 1940 Act which are prepared or maintained by the Administrator on behalf of the Fund shall be prepared and maintained at the expense of the Administrator, but shall be the property of the Fund and will be made available to or surrendered promptly to the Fund on request.

            In case of any request or demand for the inspection of such records by another party, the Administrator shall notify the Fund and follow the Fund's instructions as to permitting or refusing such inspection; provided that the Administrator may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to do so, unless (in cases involving potential exposure only to civil liability) the Fund has agreed to indemnify the Administrator against such liability.

            ARTICLE 10. Definitions of Certain Terms. The terms "interested person" and "affiliated person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

            ARTICLE 11. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party (a) in the case of notice to the Fund, to the Chair of the Board of Directors of the Fund at the last address furnished by such person or, if the Chair is an affiliated person or interested person of the Administrator, to the Directors of the Fund who are not such affiliated persons or interested persons at the last addresses furnished by such persons, and (b) in the case of notice to the Administrator, to the last address furnished by the Administrator for such purpose.

            ARTICLE 12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Minnesota and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Minnesota, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

            ARTICLE 13. Multiple Originals. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                       FIRST AMERICAN STRATEGY FUNDS, INC.


                                       By
                                         ---------------------------------------
                                         Its
                                            ------------------------------------


                                       U.S. BANK NATIONAL ASSOCIATION


                                       By
                                         ---------------------------------------
                                         Its
                                            ------------------------------------

                                 SCHEDULE TO THE
                            ADMINISTRATION AGREEMENT
                           DATED AS OF JANUARY 1, 2000
                                     BETWEEN
                       FIRST AMERICAN STRATEGY FUNDS, INC.
                                       AND
                         U.S. BANK NATIONAL ASSOCIATION

Portfolios:             This Agreement shall apply to all Portfolios of First
                        American Strategy Funds, Inc., either now or hereafter created (collectively, the "Portfolios").

Fees: Pursuant to Article 4, the Fund shall pay the Administrator compensation for services rendered to the Portfolios at an annual rate, which is calculated daily and paid monthly, equal to such Portfolio's pro rata share of an amount equal to (i) .07% of the aggregate average daily net assets of all mutual funds in the First American family of funds ("First American Fund Family") up to $8 billion, and (ii) .055% of the aggregate average daily net assets of the First American Fund Family in excess of $8 billion. For the purposes of this provision, the First American Fund Family includes all series of First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc.

                        In addition, the Fund shall pay the Administrator the following fees for transfer agency and dividend disbursing services:

                        Annual CUSIP Fee:                    $18,500/CUSIP/year

                        Open Account Fee:
                        *  Internal Accounts                 $15.00/account/year
                        *  Third Party/External Accounts     $15.00/account/year
                        *  IRA Accounts                      $15.00/account/year
                        *  Certificate Processing                    N/A

                        Closed Account Fee:
                        *  Internal Accounts                         N/A
                        *  Third Party/External Accounts     $3.50/account/year

Term: Pursuant to Article 7, the term of this Agreement, unless sooner terminated as specified under the heading "Termination" below, shall commence on January 1, 2000 and shall remain in effect through December 31, 2002 ("Initial Term") and the Initial Term shall be automatically extended on January 1, 2002 for one successive two-year period (i.e., through December 31, 2004) if the Administrator has met or exceeded the written service level standards set forth on Exhibit A to this Agreement (the "Service Standards") on no less than 90% of such Service Standards on a cumulative basis during the period commencing January 1, 2000 and ending on December 31, 2001. The Initial Term (as extended) shall thereafter be automatically extended on January 1 of each year commencing with January 1, 2004, (the "Extension Date") for successive one-year periods (e.g., in the instance where the Extension Date is January 1, 2004, through December 31, 2005) if the Administrator has met or exceeded at least 90% of the Service Standards on a cumulative basis during the prior two-year period ending on the applicable Extension Date. Calculation of compliance with the Service Standards will be measured monthly, and reported to the Board of Directors of First American Strategy Funds, Inc. quarterly, as a fraction, the numerator of which is the number of Service Standard events that were met in such month and the denominator of which is the number of Service Standard events to be completed for such month ("Service Level Percentage"). The Administrator will calculate the compliance percentage, and Ernst & Young will review such calculation, on a quarterly basis. Any disagreements will be reported to the Board of Directors of the First American Strategy Funds, Inc. for resolution, in the Board's good faith judgment.

Termination:            The Administration Agreement will be terminable by the
                        Portfolios by delivery to the Administrator of written notice: (i) for any reason on six months prior written notice to the Administrator; (ii) in the event of the Administrator's bankruptcy or insolvency; (iii) in the event of a conviction of the Administrator for corporate criminal activity; (iv) if in any consecutive six-month period the average cumulative Service Level Percentage is less than 50%; or (v) if the Administrator has materially failed to perform its responsibilities as administrator under this Agreement, and such material failure has not been cured within 45 days after written notice is received by the Administrator specifying the nature of the failure. The Administration Agreement will be terminable by the Administrator by delivery to the Portfolios of written notice of termination delivered no less than 180 days prior to the end of the Initial Term
                        (as extended if applicable).


Agreed to and accepted                   Agreed to and accepted
FIRST AMERICAN STRATEGY FUNDS, INC.      U.S. BANK NATIONAL ASSOCIATION



By                                       By
  ------------------------------------     ------------------------------------
  Its                                      Its
     ---------------------------------        ---------------------------------
     Dated: January 1, 2000                   Dated: January 1, 2000

                                                               EXHIBIT (j)(1)











               CONSENT OF Ernst & Young LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Custodian; Counsel; Auditors" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment Number 7 to the Registration Statement (Form N-1A)(Nos. 333-7463/811-7687) of First American Strategy Funds, Inc. of our report dated November 2, 1999, included in the 1999 Annual Report to shareholders.

                                                     /s/ Ernst & Young LLP

Minneapolis, Minnesota
January 24, 2000

                                                              EXHIBIT (j)(2)







                          Independent Auditors' Consent




The Board of Directors
First American Strategy Funds, Inc.:


We consent to the use of our report dated November 13, 1998, included herein, and to the reference to our Firm under the heading "Custodian; Counsel; Auditors" in Part B of the Registration Statement.





                                          KPMG LLP







Minneapolis, Minnesota
January 24, 2000

                          Independent Auditors' Report






The Board of Directors and Shareholders
First American Strategy Funds, Inc.

We have audited the statements of changes in net assets of Strategy Aggressive Growth Fund, Strategy Growth Fund, Strategy Growth and Income Fund and Strategy Income Fund for the year ended September 30, 1998 and the financial highlights for each of the years in the two-year period ended September 30, 1998. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of changes in net assets and the financial highlights referred to above present fairly, in all material respects, the changes in net assets and the financial highlights of the Strategy Aggressive Growth Fund, Strategy Growth Fund, Strategy Growth and Income Fund and Strategy Income Fund for each of the periods described above, in conformity with generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
November 13, 1998